                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT {X}

FILED BY A PARTY OTHER THAN THE REGISTRANT {   }

Check the appropriate box:

{   }    Preliminary Proxy Statement
{   }    Confidential, for Use of the Commission only (as permitted by
         Rule 14a-6(e)(2))
{ X }    Definitive Proxy Statement
{   }    Definitive Additional Materials
{   }    Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                         INSIGNIA FINANCIAL GROUP, INC.
                (Name of Registrant as Specified in its Charter)


(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

{X}      No fee required.

{ } Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2.       Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4.       Proposed maximum aggregate value of transaction:

         5.       Total fee paid:

{ } Fee paid previously with preliminary materials.

{ } Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid:

         2.       Form, Schedule or Registration Statement No.:

         3.       Filing Party:

         4.       Date Filed:

                         [Insignia Financial Group Logo]


                                 200 PARK AVENUE
                               NEW YORK, NY 10166
                                 (212) 984-8033
                               FAX: (212) 984-8040
                            WWW.INSIGNIAFINANCIAL.COM



                                                    April 15, 2002

Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the 2002 Annual Meeting of Stockholders of Insignia Financial Group, Inc. The Annual Meeting will be held on Wednesday, May 15, 2002, beginning at 9:00 a.m., local time, at Proskauer Rose LLP, 1585 Broadway, 26th Floor, New York, NY 10036. The formal Notice of Annual Meeting is included in the enclosed material.

     This year, in addition to electing two directors, you are being asked to approve an amendment to the 1998 Stock Incentive Plan and to ratify the appointment of KPMG LLP as the Company's new auditors. Your Board of Directors believes that the approval of these proposals is in the best interests of the Company and all its shareholders, and unanimously recommends that you vote "FOR" each proposal.

     We appreciate your investment in Insignia Financial Group, Inc. It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and return the enclosed proxy card as soon as possible.

                                            Sincerely,

                                            /s/ Andrew L. Farkas

                                            Andrew L. Farkas
                                            Chairman of the Board of Directors
                                            and Chief Executive Officer

                        INSIGNIA FINANCIAL GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Notice is hereby given that the Annual Meeting of Stockholders of Insignia Financial Group, Inc. (the "Company") will be held on Wednesday, May 15, 2002, beginning at 9:00 a.m., local time, at Proskauer Rose LLP, 1585 Broadway, 26th Floor, New York, NY 10036 for the following purposes:

(1)   to elect two directors, each for a term of three years expiring in 2005;

(2) to consider and vote upon the approval of an amendment to the Insignia Financial Group, Inc. 1998 Stock Incentive Plan;

(3) to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2002; and

(4) to transact such other business as may lawfully come before the meeting and any postponement or adjournment thereof.

     Information with respect to the above matters is set forth in the Proxy Statement that accompanies this Notice. Financial and other information concerning the Company is contained in the Annual Report to Stockholders for the year ended December 31, 2001.

     The Board of Directors has fixed the close of business on April 1, 2002 as the record date for determining stockholders entitled to notice of and to vote at the meeting. A complete list of the stockholders of record entitled to vote at the meeting will be produced and kept at the time and place of the meeting and during the whole time thereof, and may be inspected by any stockholder who is present. The list will also be open to examination of any stockholder for any purpose germane to the meeting for a period of 10 days prior to the meeting during ordinary business hours at the office of the Company's Corporate Secretary at 200 Park Avenue, 17th Floor, New York, New York 10166.

     So that we may be sure your shares will be voted at the meeting, please date, sign and return the enclosed proxy card promptly. For your convenience if you are in the United States, a prepaid return envelope is enclosed for your use in returning your proxy card. If you attend the meeting, you may revoke your proxy and vote in person.

                                       By Order of the Board of Directors,

                                       /s/ Adam B. Gilbert

                                       Adam B. Gilbert
                                       Secretary

New York, New York
April 15, 2002

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                         INSIGNIA FINANCIAL GROUP, INC.

                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166

                               ------------------
                                 PROXY STATEMENT
                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 15, 2002

GENERAL INFORMATION

     The enclosed proxy is solicited by the Board of Directors of Insignia Financial Group, Inc., a Delaware corporation ("Insignia" or the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, May 15, 2002, beginning at 9:00 a.m., local time, at Proskauer Rose LLP, 1585 Broadway, 26th Floor, New York, NY 10036, and at any postponement or adjournment thereof. The Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be first mailed to stockholders on or about April 15, 2002.

     Insignia, which was incorporated under the laws of the state of Delaware on May 6, 1998 and was formerly known as Insignia/ESG Holdings, Inc., originally was a wholly-owned subsidiary of Insignia Financial Group, Inc., a Delaware corporation ("Former Parent"). On September 21, 1998, Former Parent effected the spin-off of Insignia through a pro rata distribution to the holders of Class A common stock of Former Parent of all the then outstanding common stock of Insignia (the "Spin-Off"). On October 1, 1998, Former Parent (which then consisted solely of businesses and assets relating to the multi-family residential real estate industry) merged into Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), with AIMCO being the surviving corporation (the "Merger"). On November 2, 1998, Insignia assumed the name of Former Parent, "Insignia Financial Group, Inc.," and reclaimed Former Parent's original New York Stock Exchange symbol, "IFS." The principal executive offices of Insignia are located at 200 Park Avenue, New York, New York 10166.

     The securities of the Company entitled to vote at the Annual Meeting consist of shares of common stock, par value $.01 per share, of the Company ("Common Stock"). At the close of business on April 1, 2002 (the "Record Date"), there were outstanding and entitled to vote 22,925,549 shares of Common Stock. The holders of record of Common Stock on the Record Date are entitled to one vote per share. The Company's Certificate of Incorporation does not provide for cumulative voting in the election of directors.

VOTING AND PROXY PROCEDURES

     A properly executed proxy received in time for the Annual Meeting will be voted in accordance with the directions given in the proxy. The enclosed form of proxy provides a means for the holders of Common Stock to vote for both nominees for director listed therein or to withhold authority to vote for one or both of such nominees. STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES ON THE PROXY, BUT IF NO CHOICE IS SPECIFIED, ELIGIBLE SHARES WILL BE VOTED FOR (1) THE ELECTION OF THE TWO NOMINEES FOR DIRECTOR NAMED THEREIN, (2) THE PROPOSED AMENDMENT TO THE INSIGNIA FINANCIAL GROUP, INC. 1998 STOCK INCENTIVE PLAN (THE "STOCK PLAN") AND (3) THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP ("KPMG") AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002. At the date of this Proxy Statement, management of the Company knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

     If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by a duly executed later dated proxy, by written notice filed with the Secretary of the Company at the Company's corporate office at any time before the proxy is exercised, or by voting in person at the Annual Meeting.

     The holders of a majority of the total shares of Common Stock issued and outstanding at the close of business on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of the shares present (in person or by proxy) and entitled to vote on the proposal to amend the Stock Plan is required to approve such proposal, provided that the total number of votes cast on such proposal represents over 50% of the outstanding Common Stock on the Record Date. The affirmative vote of a majority of the shares present (in person or by proxy) and entitled to vote at the Annual Meeting is required for the ratification of the appointment of KPMG as the Company's independent auditors for the fiscal year ending December 31, 2002 and for any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof.

     Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting, but will not be treated as a vote cast either for or against a proposal.

     The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the Common Stock of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. To assist in the solicitation of proxies, the Company has engaged D.F. King & Co., Inc. at a fee not to exceed $5,000 plus reimbursement of its out-of-pocket expenses.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 1, 2002, certain information with respect to shares of Common Stock beneficially owned by each of Insignia's directors, by each nominee for director, by Insignia's Chief Executive Officer and each of the four other most highly compensated executive officers serving as such at December 31, 2001 (the "Named Executive Officers"), by all of its directors and executive officers as a group and by persons who are known to the Company to be the beneficial owners of more than five percent of the issued and outstanding shares of Common Stock. Such persons have sole voting power and sole dispositive power with respect to all shares set forth in the table unless otherwise specified in the footnotes to the table.

                                                NUMBER OF SHARES      PERCENT OF
NAME OF BENEFICIAL OWNER                       BENEFICIALLY OWNED       CLASS
------------------------                       ------------------       -----
Andrew L. Farkas ..........................         2,233,210(1)          9.4%
Insignia Financial Group, Inc.
200 Park Avenue
New York, NY 10166
Apollo Real Estate Investment .............         1,667,821(2)          7.3%
Fund, L.P. and Apollo Real Estate
Advisors, L.P.
2 Manhattanville Road
Purchase, NY 10577
Capital Group International, Inc. .........         2,668,030(3)         11.6%
and Capital Guardian Trust
Company
11100 Santa Monica Boulevard
Los Angeles, CA 90025

                                                                     NUMBER OF SHARES             PERCENT OF
NAME OF BENEFICIAL OWNER                                            BENEFICIALLY OWNED               CLASS
------------------------                                            ------------------               -----
Dimensional Fund Advisors, Inc. .........................                2,112,631(4)                 9.2%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Stephen Feinberg ........................................                1,854,131(5)                 7.5%
450 Park Avenue, 28th Floor
New York, New York 10022

Greenlight Capital, L.L.C., .............................                1,693,400(6)                 7.4%
David Einhorn and
Jeffrey A. Keswin
420 Lexington Avenue, Suite 1740
New York, New York 10170

James A. Aston ..........................................                  258,220(7)                 1.1%
Robert J. Denison .......................................                   38,821(8)                   *
Robin L. Farkas .........................................                  215,189(9)                   *
Alan C. Froggatt ........................................                   44,988(10)                  *
Frank M. Garrison .......................................                  204,135(11)                  *
Robert G. Koen ..........................................                   38,555(12)                  *
Stephen M. Ross .........................................                    4,400(13)                  *
Stephen B. Siegel .......................................                  409,152(14)                1.8
Ronald Uretta ...........................................                  251,315(15)                1.1%
H. Strauss Zelnick ......................................                   49,555(16)                  *
All directors and executive officers as a group .........                3,841,902(1)(7)-(17)        15.4%
 (13 individuals)


----------
(*) Denotes less than 1%.

(1) Includes shares owned by (i) Metro Shelter Directives, Inc. and (ii) F III, Inc. Also includes 835,562 shares subject to options and warrants that are or will become exercisable within 60 days.

(2) Apollo Real Estate Advisors, L.P. is the managing general partner of Apollo Real Estate Investment Fund, L.P. (collectively, "Apollo"). The foregoing is based upon a Schedule 13G/A filed by Apollo with the Securities and Exchange Commission (the "Commission") dated February 12, 2002.

(3) Capital Group International, Inc. ("Capital") is the parent holding company of a group of investment management companies. Capital does not have investment power or voting power over any of the securities reported herein. Capital Guardian Trust Company ("Capital Guardian"), a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 and a wholly owned subsidiary of Capital, is the beneficial owner of the reported shares as a result of serving as the investment manager of various institutional accounts. The shares reported include 48,000 shares resulting from the assumed conversion of warrants to purchase Common Stock. The foregoing is based upon a Schedule 13G filed by Capital and Capital Guardian with the Commission dated February 9, 2001.

(4) Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including comingled group trusts. (These investment companies and investment vehicles are the "Portfolios"). In its role as investment adviser and investment manager, Dimensional possessed both investment and voting power over 2,112,631 shares of Common Stock as of December 31, 2001. The Portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities. The foregoing is based upon information provided to the Company by Dimensional on March 1, 2002.

(5) 250,000 shares of convertible preferred stock (the "Preferred Stock") of the Company are held of record by Madeleine L.L.C. on behalf of various private investment funds referred to below that are managed by Stephen Feinberg. Mr. Feinberg possesses sole voting and investment authority over such shares. The Preferred Stock is convertible at any time into a total of 1,785,714 shares of Common Stock. The private investment funds include Cerberus Partners, L.P., Cerberus Institutional Partners, L.P. and Cerberus International, Ltd. The foregoing is based upon a Schedule 13D filed by Mr. Feinberg with the Commission dated February 18, 2000. Also includes 68,417 shares of Common Stock issued in lieu of cash dividends on the Preferred Stock.

(6) Greenlight Capital, L.L.C. ("Greenlight") provides investment management services to private individuals and institutions, including Greenlight Capital, L.P., of which Greenlight is the general partner ("Fund"), Greenlight Capital Offshore, Ltd., for whom Greenlight acts as investment advisor ("Offshore"), and Greenlight Capital Qualified, L.P., of which Greenlight is the general partner ("Qualified'). David Einhorn and Jeffrey A. Keswin are the principals of Greenlight. Greenlight, Mr. Einhorn and Mr. Keswin for the account of each of Fund, Offshore and Qualified have the power to vote and dispose of the shares held by each such entity. Greenlight, Mr. Einhorn and Mr. Keswin disclaim beneficial ownership of the shares owned by Fund, Offshore or Qualified. The foregoing is based upon information provided to the Company by Greenlight in March 2002.

(7) Includes 191,240 shares subject to options and warrants that are or will become exercisable within 60 days and 129 shares held in an IRA. Also includes 5,934 shares owned by Mr. Aston's children, with respect to which Mr. Aston disclaims beneficial ownership.

(8) Includes 266 shares held by First Security Management, Inc., a corporation of which Mr. Denison is the president and sole shareholder. Also includes 38,555 shares subject to options and warrants that are or will become exercisable within 60 days.

(9) Includes 38,555 shares subject to options and warrants that are or will become exercisable within 60 days. Also includes 7,998 shares owned by Mr. Farkas's wife, with respect to which Mr. Farkas disclaims beneficial ownership.

(10) Includes 21,587 shares subject to options that are or will become exercisable within 60 days. Also includes 3,396 shares owned by Mr. Froggatt's wife, with respect to which Mr. Froggatt disclaims beneficial ownership.

(11) Includes 191,240 shares subject to options and warrants that are or will become exercisable within 60 days.

(12) Includes 38,555 shares subject to options and warrants that are or will become exercisable within 60 days.

(13) Includes 4,400 shares subject to options and warrants that are or will become exercisable within 60 days.

(14) Includes (a) 309,152 shares subject to options that are or will become exercisable within 60 days, and (b) 350 shares owned by Mr. Siegel's child, with respect to which Mr. Siegel disclaims beneficial ownership.

(15) Includes (a) 191,240 shares subject to options and warrants that are or will become exercisable within 60 days, and (b) 133 shares owned by Mr. Uretta's spouse and 2,238 shares owned by Mr. Uretta's children, with respect to which Mr. Uretta disclaims beneficial ownership.

(16) Includes 38,555 shares subject to options and warrants that are or will become exercisable within 60 days.

(17) Includes 66,274 shares subject to options and warrants that are or will become exercisable within 60 days.

                   MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides that the Board of Directors of Insignia (the "Insignia Board") will consist of not fewer than three persons. The Insignia Board has fixed the number of directors at eight.

     The Certificate of Incorporation of the Company divides the Insignia Board into three classes, with such classes being as nearly equal in number as the total number of directors constituting the entire Insignia Board permits. The terms of office of the respective classes expire in successive years. At the Annual Meeting, two members are to be elected to the Insignia Board to serve for a term of three years until the annual meeting of stockholders in 2005. Each of the nominees is now a director of the Company and is standing for reelection. The Insignia Board has no reason to believe that either of the nominees will be unable to serve if elected to office and, to the knowledge of the Insignia Board, each of the nominees intends to serve the entire term for which election is sought. Should either or both of the nominees named herein become unable or unwilling to accept nomination or election, the persons named in the proxy will vote for such other person or persons as the Insignia Board may recommend. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors.

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                 VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

     The following provides information about the two nominees for election to the Insignia Board, as well as the other incumbent members of the Insignia Board.

NOMINEES FOR ELECTION TO TERMS EXPIRING 2005


ALAN C. FROGGATT

     Alan C. Froggatt, 52, has been a director of Insignia since March 2001. Mr. Froggatt is Chief Executive Officer of Insignia's European Operations and is Chief Executive of Insignia Richard Ellis. Richard Ellis Group Limited, one of the United Kingdom's leading property service firms, was acquired by Insignia in February 1998. Mr. Froggatt joined Richard Ellis Group Limited in 1971, becoming a Partner in 1984. Mr. Froggatt became Managing Partner of that firm in 1995 and Chief Executive following its incorporation in 1997.

ROBERT G. KOEN

     Robert G. Koen, 55, has been a director of Insignia since its inception in May 1998. Since February 1996, Mr. Koen has been a partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP, which represents Insignia or certain of its affiliates from time to time.

DIRECTORS WHOSE TERMS EXPIRE 2003

ROBIN L. FARKAS

     Robin L. Farkas, 68, has been a director of Insignia since its inception in May 1998. Mr. Farkas is currently a self-employed private investor. From March 1994 to March 1995, Mr. Farkas was Chairman of the Dormitory Authority of the State of New York and from 1984 until 1993 Mr. Farkas was the Chairman of the Board and Chief Executive Officer of Alexander's Inc., a real estate company. He is also a director of REFAC Technology, a company engaged in the licensing of intellectual property rights and product design and development, and Chairman and a director of ICF Ventures LLC, a venture capital firm investing in India. Mr. Farkas is the father of Andrew L. Farkas.

ROBERT J. DENISON

     Robert J. Denison, 60, has been a director of Insignia since its inception in May 1998. Mr. Denison has been General Partner of First Security Company II, L.P., an investment advisory firm, for more than the past five years.

H. STRAUSS ZELNICK

     H. Strauss Zelnick, 44, has been a director of Insignia since August 1998. Mr. Zelnick is a media and entertainment executive with experience in the television, video, motion picture, entertainment software and recorded music industries. He is a principal of ZelnickMedia Corporation, and Chairman of Nippon Columbia Co., Ltd. Mr. Zelnick was President and Chief Executive Officer of BMG Entertainment, a division of Bertelsmann AG, from July 1998 through December 2000. Mr. Zelnick was President and Chief Executive Officer of BMG Entertainment North America, a division of BMG Entertainment, from January 1995 to June 1998. Prior to joining BMG Entertainment, Mr. Zelnick was President and Chief Executive Officer of Crystal Dynamics, a supplier of video game software, from 1993 to 1994, and prior to that he was President and Chief Operating Officer of Twentieth Century Fox. Mr. Zelnick is a director of On2.com, a leading provider of audio-visual encoding software.

DIRECTORS WHOSE TERMS EXPIRE 2004

ANDREW L. FARKAS

     Andrew L. Farkas, 41, has been a director and the Chairman of Insignia since its inception in May 1998 and Chief Executive Officer of Insignia since August 1998. Mr. Farkas served as Chairman and Chief Executive Officer of Former Parent from January 1991 until October 1998 when Former Parent merged into AIMCO, as Former Parent's President from May 1995 until October 1998, and as a director of Former Parent from its inception in August 1990 until October 1998. He served as Chief Executive Officer of Insignia Properties Trust (a subsidiary of Former Parent) ("IPT") from December 1996 until September 1998 and as Chairman of its Board of Trustees from December 1996 until February 1999, when IPT merged into AIMCO.

STEPHEN B. SIEGEL

     Stephen B. Siegel, 57, has been a director of Insignia since its inception in May 1998 and President of Insignia since August 1998. Mr. Siegel also serves as Chairman (since September 1998) and Chief Executive Officer of Insignia/ESG, Inc. ("Insignia/ESG"), a subsidiary of Insignia which was a subsidiary of Former Parent (since July 1996). Mr. Siegel served as President of Edward S. Gordon Company, Incorporated (now Insignia/ESG) from May 1992 until May 1998. Mr. Siegel is a director of Liberty Property Trust, a real estate investment trust.

STEPHEN M. ROSS

     Stephen M. Ross, 61, has been a director of Insignia since May 2001. Mr. Ross is the Chairman, Chief Executive Officer and managing General Partner of The Related Companies, L.P., a privately held fully integrated real estate firm with divisions specializing in development, acquisitions, financial services and property management. Mr. Ross founded the company in 1972.
                            ---------------------
     The Company's By-laws provide that nominations for the election of directors to the Insignia Board may be made by or at the direction of the Insignia Board or by any stockholder entitled to vote for the election of directors as described below. The By-laws establish an advance notice procedure for the nomination, other than by or at the direction of the Insignia Board, of candidates for election as directors. Notice of director nominations must be timely given in writing to the Secretary of Insignia prior to the meeting at which the directors are to be elected. To be timely, notice must be delivered to or mailed and received at the principal executive offices of Insignia not less than 50 nor more than 80 days prior to the scheduled date of the annual meeting or special meeting of stockholders called by the Insignia Board for the purpose of electing directors; provided, however, that if less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or mailed and received not later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the meeting was mailed, or (ii) the day on which such public disclosure was made. Notice to Insignia from a stockholder who proposes to nominate a person at a meeting for election as a director must contain all information about such person that would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee (including such person's written consent to serve as a director if so elected) and certain information about the stockholder proposing to nominate that person. If the chairman of the meeting of stockholders determines that a person was not nominated in accordance with the nomination procedure, such nomination will be disregarded.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Insignia Board has three standing committees: the Executive Committee, the Audit Committee and the Compensation Committee. The Insignia Board does not have a standing nominating committee. The functions normally performed by a nominating committee are performed by the Insignia Board as a whole. The primary functions of the Committees and their members are as follows:

     Executive Committee -- This Committee has the authority of the Insignia Board to act on most matters during intervals between meetings of the Insignia Board. The members of the Executive Committee are Andrew L. Farkas (Chairman), Robin L. Farkas, Mr. Siegel, Mr. Koen, Mr. Denison and Mr. Froggatt.

     Audit Committee -- This Committee has responsibility for assisting the Insignia Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to stockholders and others, the system of internal controls which the Company's management and the Insignia Board have established and the audit process. The Audit Committee operates under a written charter adopted by the Insignia Board, a copy of which was attached to last year's proxy statement. The members of the Audit Committee are Mr. Denison (Chairman), Mr. Ross and Mr. Zelnick.

     Compensation Committee -- This Committee has responsibility for reviewing and approving the compensation and benefits of executive officers, advising management regarding benefits, including bonuses, and other terms and conditions of compensation of other employees, administering Insignia's incentive compensation plans, including the Stock Plan and the Insignia Financial Group, Inc. Executive Performance Incentive Plan (the "Incentive Plan"), and reviewing and recommending compensation of directors. The members of the Compensation Committee are Mr. Zelnick (Chairman) and Mr. Ross.

MEETINGS OF THE INSIGNIA BOARD

     During the fiscal year ended December 31, 2001, the Insignia Board met six times, the Executive Committee met two times, the Audit Committee met four times and the Compensation Committee met two times. No incumbent director attended fewer than 75% of the meetings of the Insignia Board and the Committees of which he is a member, except that Stephen M. Ross attended 63% of the meetings of the Insignia Board and the Committees of which he is a member since he was elected on May 21, 2001.

COMPENSATION OF DIRECTORS

     Directors who are also officers of the Company do not receive any fee or remuneration for services as members of the Insignia Board. During fiscal 2001, each of Insignia's directors who is not an employee of Insignia received a fee of $50,000 per year for serving as a director. Each director who is not a full-time employee of Insignia is eligible to participate in the Stock Plan, which provides for each non-employee director to receive at the time of his initial election an option to purchase 20,000 shares of Common Stock, a portion of which is exercisable the year after the grant, and to receive an additional option each year thereafter to purchase 2,000 shares, in each case, at the then fair market value of the Common Stock. In January 2000, each non-employee director received from Insignia (i) a warrant to purchase 25,000 shares of Common Stock at the then fair market value of the Common Stock, and (ii) an Equity Grant (as defined below) of a 0.25% interest in Insignia's aggregate equity interests in all New Operating Entities (as defined below) and New Investment Entities (as defined below) (see "Compensation Relating to Insignia's Investment in Internet Initiatives" below for a description of the Equity Grant program).

AUDIT COMMITTEE REPORT

     The following Audit Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates it by reference into such filing.

     The Company's management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing principles and to issue a report thereon. The Audit Committee serves as the Insignia Board's representative to monitor and oversee these processes. The Audit Committee represents and advises the Insignia Board in performing some of its oversight responsibilities, but does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. The Audit Committee operates under a written charter adopted by the Insignia Board in 2001. This year the Audit Committee reviewed, reassessed and approved the adequacy of the Charter.

     In this context, the Audit Committee has reviewed and discussed with the Company's management the Company's consolidated financial statements for the year ended December 31, 2001. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also has reviewed and discussed the Company's consolidated financial statements with the independent auditors. The Audit Committee's discussion with the independent auditors included the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter from them required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

     Based upon the Audit Committee's review and discussions referred to above, the Audit Committee recommended that the Insignia Board include the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

                                        Members of the Audit Committee


                                        Robert J. Denison
                                        Stephen M. Ross
                                        H. Strauss Zelnick

                            EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following Compensation Committee Report on Executive Compensation shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall it be incorporated by reference into any filings under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

     ROLE OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Insignia Board is currently composed of Messrs. Zelnick and Ross. The Compensation Committee has responsibility for determining the Company's compensation program for its executive officers, including the Named Executive Officers. The Committee also administers the Stock Plan and the Incentive Plan and, subject to the provisions of such plans, approves grants under the plans for all employees, including the Named Executive Officers.

     The Compensation Committee has furnished this report on the Company's executive compensation policies. This report describes the Compensation Committee's compensation policies applicable to the Company's executive officers and provides specific information regarding the compensation of the Company's Chief Executive Officer.

     PRINCIPLES OF EXECUTIVE COMPENSATION AND PROGRAM COMPONENTS

     The Company's executive compensation philosophy is designed to attract and retain outstanding executives and to foster employee commitment and align employee and stockholder interests. To this end, the Company has sought to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals and reward above-average corporate performance. The Company believes that these objectives are best accomplished by offering its senior employees a compensation program consisting of base salary, annual incentive payments and periodic grants of stock options, restricted stock and other stock-based awards. In addition, certain employees of Insignia, including the Named Executive Officers, receive incentive awards consisting of equity interests in limited partnerships or limited liability companies (or contractual rights to receive payments tied to the performance of Insignia's equity interests) in entities in which Insignia has invested. Such incentive awards are granted subject to performance and vesting provisions established on an investment-by-investment basis and, once vested, entitle the holder to receive a portion of the cash proceeds otherwise receivable by Insignia with respect to the investment, generally after Insignia has received a return of its invested capital and a preferred return of 10% thereon.

     Annual compensation for executive officers is tied to Insignia's financial performance; the performance of certain units within Insignia; the performance of specific transactions; and the results achieved by individual executives in the preceding fiscal year. Insignia takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level of compensation for senior executives, such as growth in earnings, Net EBITDA and the achievement of business unit growth. The Compensation Committee has set executive performance objectives for 2002. Insignia believes that it offers compensation competitive with compensation offered by comparable commercial real estate services companies.

     BASE SALARY

     The Committee annually reviews executive officer salaries and, after consultation with the Chief Executive Officer, makes adjustments as warranted based on competitive practices and the individual's performance. Salary increases, if made, generally occur during the first quarter of the calendar year retroactive to January 1st of that year.

     INSIGNIA EXECUTIVE PERFORMANCE INCENTIVE PLAN

     The Incentive Plan provides for annual incentive payments to key executives of Insignia and its subsidiaries based upon the performance of Insignia (or a subsidiary, division or other operational unit).

The Incentive Plan is based on a strong pay-for-performance philosophy and provides a direct linkage between Insignia's performance and compensation. A central element of this philosophy is to link a significant portion of annual cash compensation to the attainment of annual financial objectives.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a Federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers. Insignia intends to structure awards under the Incentive Plan so that compensation resulting therefrom would be qualified "performance based compensation" eligible for continued deductibility. The Incentive Plan provides that no individual may receive for any fiscal year an amount under the Incentive Plan which exceeds $5,000,000.

     INSIGNIA 1998 STOCK INCENTIVE PLAN

     The Stock Plan is intended to enhance the profitability and value of Insignia for the benefit of its stockholders by enabling Insignia (i) to offer stock-based incentives to employees and consultants of Insignia and its affiliates, thereby creating a means to raise the level of stock ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and stockholders, and (ii) to grant nondiscretionary, nonqualified stock options to non-employee directors, thereby creating a means to attract, retain and reward such non-employee directors and strengthen the mutuality of interests between non-employee directors and stockholders. The Stock Plan permits the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units and other stock-based awards.

     CHIEF EXECUTIVE OFFICER'S COMPENSATION

     The Compensation Committee annually reviews the compensation for the Chief Executive Officer, who is responsible for the strategic direction and financial performance of Insignia. During 2001, Insignia paid Mr. Farkas a base salary of $1,000,000 as provided in his employment agreement. Pursuant to his employment agreement, Mr. Farkas also earned a formulaic bonus under the Incentive Plan, based entirely upon the achievement by the Company of objective performance criteria, of $1,500,000 for 2001. In addition, Mr. Farkas was granted incentive awards of up to 4% of the cash proceeds otherwise receivable by Insignia with respect to co-investment and development transactions initiated by Insignia during 2001 (generally after Insignia has received a return of its invested capital and a preferred return thereon or, in limited instances, only from Insignia's "promotional" or "over-ride" interest with respect to an investment and not from the return of or on any of Insignia's actual investment). Mr. Farkas was also granted a 22% interest in Insignia's "promotional" or "over-ride" interest in Insignia Opportunity Partners II, L.P. that was formed in 2001. (See "Employment Agreements" below for a summary of the material terms of Mr. Farkas' employment agreement with Insignia, and "Compensation Relating to Insignia's Equity Investments in Real Estate" below for a summary of the incentive award program with respect to co-investment and development transactions.)

     In approving the compensation terms of Mr. Farkas' employment agreement with Insignia when it was entered into in 2000, the Compensation Committee took into account Insignia's strong revenue growth, its strong balance sheet, the achievement of significant strategic goals and the performance-based nature of the greatest part of potential compensation.

                                        Members of the Compensation Committee


                                        H. Strauss Zelnick
                                        Stephen M. Ross


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Denison, Ross and Zelnick (non-employee directors) served as members of the Compensation Committee at various times during 2001. None of the Compensation Committee members or executive officers have any relationships that must be disclosed under this caption.

EXECUTIVE SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning compensation earned or paid to the Named Executive Officers for services rendered to the Company during each of the past three fiscal years.

                          SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION
                                         -----------------------------------------------
                                                                         OTHER ANNUAL
NAME AND PRINCIPAL POSITION                  SALARY      BONUS (1)       COMPENSATION
---------------------------------        ------------- ------------- -------------------
Andrew L. Farkas ................ 2001    $1,000,000    $1,500,000      $    59,922 (5)
 Chairman of the Board of         2000    $1,000,000    $4,000,000      $     55,279(5)
 Directors and Chief              1999    $  750,000    $2,065,000             --   (7)
 Executive Officer

Stephen B. Siegel ............... 2001    $1,000,000    $1,000,000      $  3,485,707(9)
 Director and President;          2000    $1,000,000    $4,000,000      $  1,837,930(9)
 Chairman and Chief               1999    $1,000,000    $1,300,000      $  1,729,466(9)
 Executive Officer of
 Insignia/ESG, Inc.

Frank M. Garrison ............... 2001    $  500,000    $  200,000      $      --   (7)
 Office of the Chairman,          2000    $  500,000    $  800,000             --   (7)
 President of Insignia            1999    $  450,000    $  200,000             --   (7)
 Financial Services, Inc.

Ronald Uretta ................... 2001    $  500,000    $  400,000      $      --   (7)
 Chief Operating Officer and      2000    $  500,000    $  900,000             --   (7)
 Treasurer, President of          1999    $  500,000    $  200,000             --   (7)
 Insignia/ESG, Inc. and
 President of Insignia
 Residential Group, Inc.

James A. Aston .................. 2001    $  500,000    $  200,000      $      --   (7)
 Chief Financial Officer          2000    $  500,000    $  800,000             --   (7)
                                  1999    $  400,000    $  200,000             --   (7)

                                    LONG-TERM COMPENSATION
                                  --------------------------
                                            AWARDS
                                  --------------------------
                                   RESTRICTED    SECURITIES
                                      STOCK      UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION        AWARDS ($)   OPTIONS (#)       COMPENSATION (2)
--------------------------------- ------------ ------------- -------------------------
Andrew L. Farkas ................     --            --            $   1,060,601(3)(4)
 Chairman of the Board of             --       1,000,000          $     723,727(3)(6)
 Directors and Chief                  --            --            $     277,680(8)
 Executive Officer
Stephen B. Siegel ...............     --            --            $     319,797(4)
 Director and President;              --            --            $     169,201(6)
 Chairman and Chief                   --            --            $     243,541(8)
 Executive Officer of
 Insignia/ESG, Inc.
Frank M. Garrison ...............     --            --            $   1,616,966(4)
 Office of the Chairman,              --       200,000            $     686,125(6)
 President of Insignia                --            --            $     382,938(8)
 Financial Services, Inc.
Ronald Uretta ...................     --            --            $   1,314,296(4)
 Chief Operating Officer and          --       200,000            $     539,027(6)
 Treasurer, President of              --            --            $     309,810(8)
 Insignia/ESG, Inc. and
 President of Insignia
 Residential Group, Inc.
James A. Aston ..................     --            --            $   1,345,355(4)
 Chief Financial Officer              --       200,000            $     539,027(6)
                                      --            --            $     310,030(8)

----------
(1) Bonuses are determined principally pursuant to formulae based upon the achievement of performance targets, including achievement of target Net EBITDA per share amounts and increases in the trading price for the Common Stock. The formulae for fiscal 2001 provided for bonuses to be paid if one or more of these targets were met: (i) if the Net EBITDA per share, after all bonuses, met or exceeded, $2.20 (ii) if Net EBITDA per share, after all bonuses, met or exceeded $3.22 (with a pro-rata portion of bonuses being paid in Net EBITDA per share after all bonuses exceeded $2.93 but was less than $3.22) and (iii) if the closing price for the Common Stock on December 31, 2001 was at least 15% higher than the closing price of the Common Stock on December 29, 2000. Net EBITDA for this purpose includes, among other things, the results of real estate investments after related interest expense is included, but does not include, among other things, real estate depreciation and gain or loss on disposition.

(2) Messrs. Garrison, Uretta and Aston received contingent payment awards from the profits of certain real estate investments retained by Former Parent that were awarded to them while they were executive officers of Former Parent. In the spinoff of the Company from Former Parent in 1998, Former Parent and the Company agreed that Former Parent would remit all amounts payable to these persons to the Company, and that the Company would then distribute such amounts to the executive officers. The Company bears no out of pocket cost with respect to these payments. Under this arrangement, these individuals each received the following amounts through the Company from Former Parent: (i) $915,324 in 2001; (ii) $739,125 in 2000; and (iii) $199,648 in 1999. These amounts are not included in the summary compensation table.

(3) Does not include $950,000 and $697,777 in 2001 and 2000, respectively, paid by Insignia as a reimbursement for specific business usage by Insignia of employee property and business entertainment expenses.

(4) Consists of incentive payments (the right to which vested over time) made by Insignia to, and proceeds with respect to previously granted equity interests received by, each of the Named Executive Officers in connection with dispositions of real estate investments, certain debt instruments and other investments. The foregoing amounts resulted from the successful execution of Insignia's investment strategies in specific real estate investments and advised real estate fund activities and were subordinated to the return of Insignia's capital and a preferred return thereon. These payments did not include any portion of the fees received by Insignia and its affiliates from the related investment project.

(5) Includes in fiscal 2001 aircraft usage of $50,300. Includes in fiscal 2000 deferred compensation of $51,869.

(6) Includes the aggregate value at the grant date of incentive awards consisting of equity interests in limited partnerships, limited liability companies, and a private investment partnership. Also includes incentive payments (the right to which vested over time) made by Insignia to each of the Named Executive Officers in connection with dispositions of real estate investments, certain debt instruments and other investments as follows: (a) Andrew L. Farkas:
      $569,114; (b) Stephen B. Siegel: $157,089; (c) Frank M. Garrison:
      $662,025; (d) Ronald Uretta: $526,915; and (e) James A. Aston: $526,915.
      The foregoing amounts resulted from the successful execution of Insignia's investment strategies in specific real estate investments and advised real estate fund activities and were subordinated to the return of Insignia's capital and a preferred return thereon or paid from Insignia's "promotional" or "over-ride" interest with respect to an investment and not from the return of or on any of Insignia's actual investment. These payments did not include any portion of the fees received by Insignia and its affiliates from the related investment project.

(7)   Total perquisites did not exceed $50,000.

(8) Includes the aggregate value at the grant date of incentive awards consisting of equity interests in limited partnerships, limited liability companies, and a private investment partnership. Also includes incentive payments (the right to which vested over time) made by Insignia to, and proceeds with respect to previously granted equity interests received by, each of the Named Executive Officers in connection with dispositions of real estate investments and certain debt instruments as follows: (a) Andrew L. Farkas: $264,580; (b) Stephen B. Siegel: $243,141; (c) Frank M.
      Garrison: $330,190; (d) Ronald Uretta: $300,310; and (e) James A. Aston:
      $300,310. The foregoing amounts resulted from the successful execution of Insignia's investment strategies in specific real estate investments and advised real estate fund activities and were subordinated to the return of Insignia's capital and a preferred return thereon. These payments did not include any portion of the fees received by Insignia and its affiliates from the related investment project.

(9) With respect to fiscal 2001, represents (a) $2,889,027 in commissions and advances on commissions paid pursuant to Mr. Siegel's employment agreement with Insignia, (b) forgiveness of principal (in the amount of $333,333) and interest (in the amount of $99,183) on loans from Insignia and (c) perquisites totaling $164,164, including $129,196 of deferred compensation. With respect to fiscal 2000, represents (a) $1,152,624 in commissions and advances on commissions paid to Mr. Siegel pursuant to his employment agreement with Insignia, (b) forgiveness of principal (in the amount of $500,000) and interest (in the amount of $99,750) on loans from Insignia and (c) perquisites totaling $85,556, including $62,017 of deferred compensation. With respect to fiscal 1999, represents (a) $1,096,256 in commissions and advances on commissions paid pursuant to Mr. Siegel's employment agreement with Insignia, (b) forgiveness of principal (in the amount of $500,000) and interest (in the amount of $75,450) on loans from Insignia and (c) perquisites totaling $57,760, including $30,408 of deferred compensation. Forgiveness of loans was made in accordance with objective criteria established at the time the loans were made.

OPTION GRANTS DURING FISCAL 2001

     None of the Named Executive Officers was granted any stock options or warrants during fiscal year 2001. During fiscal year 2001, stock options representing an aggregate of 50,000 shares of Common Stock were issued to all employees as a group.

OPTION EXERCISES AND VALUES FOR FISCAL 2001

     The following table provides information concerning options and warrants exercised in fiscal 2001 by the Named Executive Officers and the value of such officers' unexercised options and warrants at December 31, 2001.

                AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND
                         FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED                 IN-THE-MONEY
                                                                     OPTIONS AT FISCAL                    OPTIONS AT
                                  SHARES                              YEAR-END(#)(a)               FISCAL YEAR-END($)(a)(b)
                               ACQUIRED ON        VALUE       -------------------------------   ------------------------------
            NAME               EXERCISE(#)     REALIZED ($)    EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
---------------------------   -------------   -------------   -------------   ---------------   -------------   --------------
Andrew L. Farkas ..........        --              --         668,894             381,106        $1,788,903       $1,011,097
Stephen B. Siegel .........        --              --         271,422              92,857                --               --
Frank M. Garrison .........        --              --         157,880              92,120        $  358,064       $  201,936
Ronald Uretta .............        --              --         157,880              92,120        $  358,064       $  201,936
James A. Aston ............        --              --         157,880              92,120        $  358,064       $  201,936

----------
(a)        Includes warrants.

(b) Calculated using the closing price of $10.80 per share of Insignia Common Stock on December 31, 2001 minus the option or warrant exercise price.

EMPLOYMENT AGREEMENTS

     Following is a description of employment agreements between Insignia and each the Named Executives Officers.

Andrew L. Farkas

     Andrew L. Farkas is employed by Insignia pursuant to an employment agreement dated May 18, 2000, effective as of January 1, 2000 (the "Farkas Employment Agreement"), which provides for him to serve as Chairman of the Board of Directors and Chief Executive Officer of Insignia until December 31, 2002 (the "Expiration Date"), or such earlier date as provided therein. The Farkas Employment Agreement provides for an annual salary of $1,000,000 (the "Base Salary"), subject to such discretionary increases as may be determined by the Insignia Board. In addition, Mr. Farkas may receive (i) an annual performance bonus of up to $4,000,000 under the Incentive Plan based on Mr. Farkas' performance against objectives determined by the Compensation Committee in accordance with the Incentive Plan and (ii) an annual discretionary bonus which the Compensation Committee of the Board may elect to pay Mr. Farkas in such amount as it may determine to be appropriate. Mr. Farkas also is entitled to certain perquisites and received a $146,000 signing bonus. Mr. Farkas may elect to convert the Farkas Employment Agreement into a consulting agreement with the Company on substantially the same terms as the Farkas Employment Agreement (except that Mr. Farkas shall cease to be an officer and director of the Company) if (a) without the prior written consent of Mr. Farkas, his title, powers or duties within the Company have been substantially diminished, other than as a result of termination for cause, or (b) the Company has undergone a change of control (as set forth in the Farkas Employment Agreement) after or in connection with a Significant Transaction (as defined below).

     Under the Farkas Employment Agreement, in January 2000 Mr. Farkas was granted options and warrants exercisable for an aggregate of 1,000,000 shares of Common Stock at an exercise price of $8.00 per share. During the term of the Farkas Employment Agreement, Mr. Farkas will continue to participate in the Company's co-investment programs on the basis currently in place or as may be amended by the Compensation Committee (See "Compensation Relating to Insignia's Equity Investments in Real Estate" below for a summary of the Company's co-investment program). In addition, Mr. Farkas has the right to receive Equity Grants (as defined below) with respect to investments by Insignia and its subsidiaries in certain new businesses (see "Compensation Relating to Insignia's Equity Investments in Internet Initiatives" below for a summary of the Equity Grant program).

     Mr. Farkas has agreed that for one year after the cessation of his employment with the Company, he will not, if such action would have a material adverse effect on the Company, in direct competition with the Company, solicit business from any of Insignia's customers or clients with whom he has had "material contact" (as defined in the Farkas Employment Agreement) during the twelve month period preceding the date of cessation of his employment with Insignia, and he will neither solicit employees of Insignia to work for any direct competitor of Insignia for two years after the cessation of this employment with the Company, nor interfere with any contracts that exist between the Company and any customers or clients of the Company as of the effective date of the Farkas Employment Agreement.

     Mr. Farkas' employment will be terminated in the event that Mr. Farkas is disabled during his employment with Insignia, whereupon Insignia will pay him 75% of his then-current Base Salary for a period of time equal to twice the remaining term under the Farkas Employment Agreement immediately prior to his termination (but not less than four years). If Mr. Farkas dies during the term of the Farkas Employment Agreement, Insignia will pay to his estate his then-current Base Salary through the Expiration Date. If Mr. Farkas is terminated without cause and such termination is not in connection with a Significant Transaction (as defined below), Insignia will pay him his then-current Base Salary through the Expiration Date. In addition, if Mr. Farkas dies, is disabled or is terminated without cause during the term of the Farkas Employment Agreement, Insignia will continue to pay all perquisites to which Mr. Farkas is entitled and will pay all bonuses to be paid upon the occurrence of a Significant Transaction (as defined below) or a Material Asset Disposition (as defined below) to Mr. Farkas or his estate if the Significant Transaction or the Material Asset Disposition giving rise to such payment occurs, or a definitive agreement regarding such event has been executed (a) before or within 180 days after the termination of Mr. Farkas' employment due to his death, (b) before or within 185 days after the termination of Mr. Farkas' employment due to his disability, or (c) before the Expiration Date in the event Mr. Farkas' employment is terminated without cause.

     The Farkas Employment Agreement provides that upon the occurrence of any one of several events or transactions involving Insignia set forth in the Farkas Employment Agreement (each, a "Significant Transaction"), including, but not limited to, any change of control (as defined in the Farkas Employment Agreement) of Insignia, Insignia is required to pay to Mr. Farkas an amount equal to 1.0% of the total equity market capitalization of Insignia on the date the Significant Transaction occurs. Upon the occurrence of a Significant Transaction and/or upon termination for any reason, other than termination for cause or voluntary termination by Mr. Farkas, all options and warrants (but not Equity Grants) granted to Mr. Farkas will vest immediately and be exercisable. The Farkas Employment Agreement also provides that in the event that Insignia enters into a transaction resulting in (i) a majority of the equity interest in Insignia being beneficially owned by a person or persons who is not an affiliate of Insignia, or (ii) the spin-off, sale or other disposition to a third party of one or more of Insignia's subsidiaries, divisions or operating businesses (each, a "Material Asset Disposition"), Insignia will pay to Mr. Farkas a cash bonus equal to 1.0% of the consideration received by Insignia or its stockholders as a result of such Material Asset Disposition.

     To the extent Mr. Farkas would be subject to the excise tax under Section 4999 of the Code on amounts or benefits to be received from Insignia required to be included in the calculation of parachute payments for purposes of Sections 280G and 4999 of the Code, the amounts of any such payments will be automatically reduced to an amount one dollar less than an amount that would subject Mr. Farkas to the excise tax under Section 4999 of the Code, provided that the automatic reduction would apply only if the reduced payments received by Mr. Farkas (after taking into account further reductions for applicable taxes) would be greater than his unreduced payments, after applicable taxes.

     Mr. Farkas and the Company have agreed to in principle, but have not yet executed, an amendment to the Farkas Employment Agreement that would (i) extend the term of the Farkas Employment Agreement to December 31, 2005, subject to earlier termination as set forth in the Farkas Employment Agreement; (ii) as of January 1, 2003, use January 1, 2003 as the "Effective Date" for purposes of measuring all benefits, consideration, restrictions and/or obligations in the Farkas Employment Agreement with a duration component; (iii) clarify that Mr. Farkas is entitled to an annual performance bonus solely under the Incentive Plan of up to $4,000,000; (iv) provide for the immediate vesting of Equity Grants upon the occurrence of a Significant Transaction; (v) provide that quarterly advance payments due to Mr. Farkas under the Farkas Employment Agreement be paid to Mr. Farkas should he be terminated without cause or become disabled and be paid to his estate following his death; and (vi) provide for a contingent retention bonus in the amount of $2,000,000 to be paid to Mr. Farkas. The contingent retention bonus is payable in installments from a certain percentage (for the first $500,000 of the bonus, 33.5%, and for the remaining $1,500,000, 67%) of the cash proceeds, if any, otherwise receivable by Insignia with respect to its "promotional" or "over-ride" interest in Insignia Opportunity Partners and Insignia Opportunity Partners II, L.P., but not from the return of or on any of Insignia's actual investment therein nor any fees received by the Company in respect of acquisition or asset management services. No such installment payments shall be paid to Mr. Farkas after he terminates his employment (or consulting arrangement) with the Company for any reason (other than in connection with a Significant Transaction) or if the Company terminates Mr. Farkas's employment (or consulting arrangement) for cause (in accordance with the Farkas Employment Agreement).

     Insignia made a loan to Mr. Farkas in the amount of $1,500,000 in March 2002. The terms of the loan are described below (see "Employee Loans").

Stephen B. Siegel

     Stephen B. Siegel is employed by Insignia and Insignia/ESG pursuant to an employment agreement, as amended (the "Siegel Employment Agreement"), which provides for him to serve as President of Insignia and Chairman and Chief Executive Officer of Insignia/ESG until December 31, 2005, subject to earlier termination or extension as provided for in the Agreement. The Siegel Employment Agreement provides that Mr. Siegel is to receive (i) a base annual salary of $1,000,000, (ii) 30% of all promotional commission revenues earned, received and retained by Insignia/ESG in respect of transactions as to which Mr. Siegel has rendered services recognized by Insignia/ESG, and (iii) 50% of all net commissions in respect of agency transactions as to which Mr. Siegel has rendered services recognized by Insignia/ESG. The Siegel Employment Agreement also provides that Mr. Siegel will receive, for each year or part thereof during the employment term, an amount (up to a maximum of $400,000 annually) equal to 0.6% of the gross commissions earned, received and retained by Insignia/ESG, but only to the extent that Insignia/ESG and all of its wholly-owned subsidiaries meet or exceed its annual EBITDA (as defined below) budget, as established by Insignia's Compensation Committee, after reduction for all bonus compensation paid to employees of Insignia/ESG (including the imputed bonus of Mr. Siegel), all Insignia/ESG overhead allocations and all other compensation paid to Mr. Siegel, which annual EBITDA budget will be increased by Insignia's Compensation Committee for each subsequent year by an amount of no less than 10% of the annual EBITDA budget for the immediately preceding year. "EBITDA" means earnings before interest, taxes, depreciation and amortization, computed in accordance with generally accepted accounting principles, consistently applied. The Siegel Employment Agreement further provides that Mr. Siegel will receive for each year an annual bonus of up to $2,500,000 under the Incentive Plan based upon his performance against objectives determined by the Compensation Committee in accordance with the Incentive Plan.

     In addition, upon the consummation of a transaction resulting in a change in the ownership of a majority of the issued and outstanding shares of Common Stock and a change in the majority of the Insignia Board, Mr. Siegel is entitled to receive a payment in the amount of 0.5% of the consideration received by Insignia or its stockholders as a direct result of such transaction (excluding the assumption or repayment of debt or other liabilities), which payment is required to be made upon the earlier of the involuntary termination of Mr. Siegel's employment with Insignia, other than for cause, or the expiration of the term of the Siegel Employment Agreement.

     Former Parent made a loan to Mr. Siegel in the amount of $1,000,000. The loan, which was assumed by Insignia in connection with the Spin-Off, was forgiven ratably over a three-year period which ended July 1, 2001. In addition, Insignia/ESG has purchased, at Insignia/ESG's expense, term life insurance on the life of Mr. Siegel with a death benefit of $5,000,000, the beneficiaries of which are designated by Mr. Siegel.

     The Siegel Employment Agreement provides that Mr. Siegel will not compete with either Insignia or Insignia/ESG for two years after the termination of the Siegel Employment Agreement. If Mr. Siegel is terminated without cause, Mr. Siegel may elect either to observe the non-compete agreement and receive the compensation provided for in the Siegel Employment Agreement until December 31, 2005 or to accept other employment that violates the non-compete provision and receive compensation at a rate of $1,000,000 per year until December 31, 2005, less the aggregate compensation payable to him for such new employment. If Mr. Siegel is terminated for cause (as defined in the Siegel Employment Agreement), Insignia and Insignia/ESG are required to pay Mr. Siegel his base salary up to and including the date on which the termination occurred. Upon Mr. Siegel's death, Insignia or Insignia/ESG is required to pay Mr. Siegel's estate compensation at the annual rate of $1,000,000 during the remaining term of the Siegel Employment Agreement, not to exceed one year.

     Pursuant to the Siegel Employment Agreement, on September 21, 1998 Mr. Siegel received a grant of options to purchase 100,000 shares of Common Stock. In addition, Insignia has made a loan to Mr. Siegel in the amount of $999,999 to purchase shares of Common Stock, which loan is secured by such shares purchased (see "Employee Loans").

     Insignia/ESG also made loans to Mr. Siegel in the amount of $500,000 in September 1999 and in the amount of $1,500,000 in June 2001. The terms of the loans are described below (see "Employee Loans").

Frank M. Garrison, James A. Aston and Ronald Uretta

     Messrs. Frank M. Garrison, James A. Aston and Ronald Uretta are employed by Insignia pursuant to employment agreements with Insignia, effective as of September 21, 1998, as amended (the "Executive Employment Agreements"), which provide for Mr. Garrison to serve as Office of the Chairman and Executive Managing Director of Insignia and President and Chief Executive Officer of Insignia Financial Services, Inc., for Mr. Aston to serve as Chief Financial Officer of Insignia and for Mr. Uretta to serve as

Chief Operating Officer of Insignia until December 31, 2003 (December 31, 2005, in the case of Mr. Garrison), or such earlier or later date as provided therein (the "Expiration Time"). Mr. Garrison's Executive Employment Agreement provides that if the Company has not notified him of its intention not to extend or renew the agreement by December 31, 2005, the term shall automatically extend so that the Expiration Time is not less than six months from the date the Company notifies him of its intent not to renew or extend the term. Messrs. Garrison, Aston and Uretta each are to receive a base salary of $500,000, $550,000 and $600,000 per year, respectively, subject to such discretionary increases as may be determined by the Insignia Board, and a bonus determined by the Insignia Board or the Compensation Committee. Messrs. Garrison, Aston and Uretta also are entitled to certain perquisites. Messrs. Garrison, Aston and Uretta each has agreed that for one year after the termination of his Executive Employment Agreement, he will not solicit business from any of Insignia's customers or clients with whom he has had "material contact" (as defined in the Executive Employment Agreements) during the twelve month period preceding the date of cessation of his employment with Insignia, and he will neither solicit employees of Insignia to work for any direct competitor of Insignia nor purchase more than 1% of the outstanding limited partner units of any partnerships controlled directly or indirectly by Insignia for two years after the termination of his Executive Employment Agreement.

     Each of the Executive Employment Agreements provides that it will be terminated in the event that Mr. Garrison, Aston or Uretta, as applicable, is disabled during his employment with Insignia, whereupon Insignia is required to pay his salary through the Expiration Time and to pay all bonuses to be paid upon the occurrence of a Significant Transaction or a Material Asset Disposition (as described below) if the event giving rise to such payment occurs, or a definitive agreement regarding such event is executed, before or within 180 days after such termination. If Mr. Garrison, Aston or Uretta, as applicable, dies during the term of his Executive Employment Agreement, Insignia is required to pay to his estate his salary through the Expiration Time, and to pay all bonuses to be paid upon the occurrence of a Significant Transaction or a Material Asset Disposition if the event giving rise to such payment occurs, or a definitive agreement regarding such event is executed, before or within 180 days after his death. If Mr. Garrison, Aston or Uretta, as applicable, is terminated without cause, Insignia is required to pay his salary and all bonuses to be paid upon the occurrence of a Significant Transaction or a Material Asset Disposition through the Expiration Time. Upon termination without cause, or due to Mr. Garrison's, Aston's or Uretta's death or disability, all options and warrants granted to Mr. Garrison, Aston or Uretta, as applicable, will immediately vest and be exercisable.

     Upon the occurrence of a Significant Transaction, Messrs. Garrison, Aston and Uretta each may elect to convert his Executive Employment Agreement into a consulting agreement with substantially the same terms and conditions, except that the consulting services provided by Mr. Garrison, Aston and Uretta, as applicable, shall be provided to Insignia at reasonable times convenient to each of them on no less than five business days' notice. The Executive Employment Agreements also provide that upon the occurrence of a Material Asset Disposition, Insignia is required to pay each of Messrs. Garrison, Aston and Uretta a cash bonus equal to 0.5% (or 0.25% if the Executive Employment Agreements are converted to consulting agreements) of the consideration received by Insignia or its stockholders as a result of such Material Asset Disposition (excluding the assumption or repayment of debt or other liabilities).

     To the extent Messrs. Garrison, Aston or Uretta would be subject to the excise tax under Section 4999 of the Code on amounts or benefits to be received from Insignia required to be included in the calculation of parachute payments for purposes of Sections 280G and 4999 of the Code, the amounts of any such payments will be automatically reduced to an amount one dollar less than an amount that would subject Mr. Garrison, Aston or Uretta, as applicable, to the excise tax under Section 4999 of the Code, provided that the automatic reduction would apply only if the reduced payments received by Mr. Garrison, Aston or Uretta, as applicable, (after taking into account further reductions for applicable taxes) would be greater than the unreduced payments to be received by him, after applicable taxes.

     Mr. Garrison and the Company have executed an amendment to Mr. Garrison's employment agreement that in addition to extending the term of his employment agreement to December 31, 2005, subject to earlier termination as set forth in his employment agreement, provides that (i) as of January 1, 2003, such date will be used as the "Effective Date" for purposes of measuring all benefits, consideration, restrictions and/or obligations in Mr. Garrison's employment agreement with a duration component; (ii) Mr. Garrison will be granted an option pursuant to the Stock Plan to purchase 100,000 shares of the Company's Common Stock; and (iii) Mr. Garrison will be paid a contingent retention bonus in the amount of $500,000. The contingent retention bonus is payable in installments from 33.5% of the cash proceeds, if any, otherwise receivable by Insignia with respect to its "promotional" or "over-ride" interest in Insignia Opportunity Partners and Insignia Opportunity Partners II, L.P., but not from the return of or on any of Insignia's actual investment therein nor any fees received by Insignia in respect of acquisition or asset management services. No such installment payments shall be paid to Mr. Garrison after he terminates his employment (or consulting arrangement) with the Company for any reason (other than in connection with a Significant Transaction) or if the Company terminates Mr. Garrison's employment (or consulting arrangement) for cause (in accordance with Mr. Garrison's employment Agreement).

COMPENSATION RELATING TO INSIGNIA'S EQUITY INVESTMENTS IN REAL ESTATE

     Insignia operates an equity investment program which identifies investment opportunities for various clients, and invests along side those clients or, in limited instances, by itself in the acquisition, development and/or operation of qualifying real estate and real estate-related assets. In connection with the equity investment program, selected employees of Insignia, including the Named Executive Officers, receive incentive awards tied to the success of Insignia's investments consisting of (i) incentive payment rights ("Payment Rights") and/or (ii) equity interests in limited partnerships, limited liability companies or a private real estate investment trust which own or invest in real estate, debt secured by real estate or other real estate-related assets ("Equity Interests"). Such incentive awards are granted subject to performance and vesting provisions established on an investment-by-investment basis and, once vested, entitle the holder to receive a portion (which generally approximates 50% in the aggregate for all holders of such incentive awards) of the cash proceeds otherwise receivable by Insignia with respect to the investment, generally after Insignia has received a return of its invested capital and a preferred return of 10% thereon or, in limited instances, only from Insignia's "promotional" or "over-ride" interest with respect to an investment and not from the return of or on any of Insignia's actual investment. In some cases, subsequent grants ranging from 5% to 10% of such proceeds may be made to additional employees based on a number of factors, including the degree of success of a particular investment. The aggregate incentive awards granted to the Named Executive Officers with respect to an investment generally approximates 25% of the amount of cash proceeds in excess of Insignia's invested capital and a 10% preferred return thereon otherwise receivable by Insignia. The aggregate incentive awards granted to Named Executive Officers with respect to Insignia's "promotional" or "over-ride" interests with respect to investments, including the Insignia Opportunity Partners and Insignia Opportunity Partners II, L.P. investment funds, generally are greater than 25% and as high as 47.5% of the amount of cash proceeds otherwise receivable by Insignia only from such "promotional" or "over-ride" interest. In 2001, Insignia's investments in the equity investment program yielded aggregate cash proceeds of $33.2 million, of which $10.2 million was paid or accrued to 37 employees who held incentive awards or were granted incentive awards at the time of the realization of the proceeds and $23.0 million was paid to Insignia. In some instances, selected employees of Insignia, including the Named Executive Officers, are offered the opportunity to invest on the same basis as third-party investors.

     For fiscal 2001, 2000 and 1999 the Named Executive Officers were granted Payment Rights and/or Equity Interests in 4, 15 and 22 of such investments, respectively, under the equity investment program in which Insignia invested (or has agreed to invest or provided guarantees for) an aggregate of $1.8 million, $13.5 million and $29.9 million, respectively. The aggregate value of such Equity Interests at the time of grant (which was 2002 with respect to the 2001 investments) is included in the Summary Compensation Table. In addition to such grants of Payment Rights and/or Equity Interests, in fiscal 2001, 2000 and 1999, incentive payments with respect to Payment Rights were made by Insignia to, and proceeds with respect to Equity Interests were received by, each of the Named Executive Officers in connection with dispositions of assets or entities in such program, which payments are included in, and discussed in the notes to, the Summary Compensation Table.

COMPENSATION RELATING TO INSIGNIA'S EQUITY INVESTMENTS IN INTERNET INITIATIVES

     The Insignia Board has authorized Mr. Farkas to make restricted grants ("Equity Grants"), at any time and from time to time, to one or more members of management or other key employees of the Company or its subsidiaries, including himself, of portions of Insignia's equity interests in new entities established to invest in or operate companies or business ventures relating to the Internet and other businesses outside of the scope of the Company's traditional lines of business. An Equity Grant will constitute a grant of a portion of the Company's equity interest in either a New Investment Entity or a New Operating Entity. A "New Investment Entity" is a special purpose entity initially capitalized by Insignia or one or more of its subsidiaries on or after January 1, 2000 for the primary purpose of (i) making and/or holding a minority, non-controlling investment by the Company in securities of one or more companies or business ventures not directly or indirectly controlled by the Company, or (ii) serving as a managing general partner (or in a similar capacity) of an entity that raises third-party capital to be invested in securities of businesses not directly or indirectly controlled by the Company. A "New Operating Entity" is any operating entity initially capitalized by the Company or one or more of its subsidiaries on or after January 1, 2000 for the primary purpose of engaging in a line of business which is outside the scope of the traditional lines of business engaged in by the Company and its subsidiaries prior to June 1999, which non-traditional businesses include all Internet-oriented lines of business. Mr. Farkas is authorized to make Equity Grants to members of management and key employees of up to 25% in the aggregate of Insignia's equity interests in each New Investment Entity and up to 30% in the aggregate of Insignia's equity interest in each New Operating Entity. As of December 31, 2001, Insignia had written-off as worthless substantially all of its Internet initiatives, does not anticipate any incentive payments will become due to employees with respect to those investments and does not anticipate making any further such investments.

                               PERFORMANCE GRAPH

     The following data and graph compare the cumulative total stockholder return on the Common Stock with the cumulative total stockholder return of a peer group index* and the New York Stock Exchange Composite Index (the "NYSE Index"). The data and graph assume that a $100 investment was made on September 21, 1998 (the date of the Spin-Off) in each of the Common Stock, the peer group index and the NYSE Index, and that all dividends were reinvested quarterly.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                        INSIGNIA FINANCIAL GROUP, INC.,
                     A PEER GROUP INDEX AND THE NYSE INDEX


COMPANY/PEER GROUP/NYSE        9/21/98     12/31/98     12/31/99     12/31/00      12/31/01
---------------------------   ---------   ----------   ----------   ----------   -----------
Insignia ..................      $100     $  94.17     $  67.48     $  92.23      $  83.88
Peer Group Index ..........      $100     $  96.21     $  41.20     $  48.50      $  48.74
NYSE Index ................      $100     $ 117.42     $ 128.16     $ 129.45      $ 116.23


                                  [LINE CHART]


* Based on information for a self-constructed peer group consisting of the common stock of the following companies: Grubb & Ellis Company, Trammell Crow Company and Jones Lang LaSalle Inc. In last year's proxy statement, the Peer Group Index had included CB Richard Ellis Services, Inc. which ceased to be publicly traded during 2001. The Peer Group Index has been recalculated without CB Richard Ellis Services, Inc.

     The foregoing data and graph are based on historical data and are not necessarily indicative of future performance. This data and graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall it be incorporated by reference into any filings under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own more than 10% of the Company's outstanding Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of the Common Stock. Based solely upon a review of Forms 3, 4 and 5 furnished to the Company with respect to fiscal 2001, the Company is not aware of any person who was a director, executive officer or beneficial owner or more than 10% of its outstanding Common Stock, during (or with respect to) the prior fiscal year, who failed to file with the Commission on a timely basis reports required by Section 16(a) of the Exchange Act.

EMPLOYEE LOANS

     Former Parent made a loan to Mr. Siegel in the amount of $1,000,000 pursuant to the terms of the Siegel Employment Agreement. The loan was assumed by Insignia when Insignia assumed the Siegel Employment Agreement in connection with the Spin-Off. The principal amount of the loan and interest thereon was to be forgiven ratably over a three year period, which began on July 1, 1998, provided Mr. Siegel remained employed by the Company. The balance of the loan was forgiven, according to schedule, on July 1, 2001. The interest rate charged on the loan was the same as the interest rate applicable to funds borrowed by Insignia on its revolving credit facility, which rate was approximately 6.9% at the time the balance of the loan was forgiven.

     In November 1998, Insignia made a loan to Mr. Siegel, pursuant to the Insignia Financial Group, Inc. 1998 Supplemental Stock Purchase and Loan Program (the "Supplemental Stock Purchase and Loan Program"), in the amount of $999,999 to purchase shares of Common Stock, which loan is secured by such shares. Mr. Siegel has agreed to repay the principal amount of the loan and interest thereon (at a rate of 7.5% per annum) in 40 equal quarterly installments commencing on March 31, 1999 and ending on December 31, 2008. As of March 31, 2002, $773,468 of the principal amount of such loan remained outstanding.

     In September 1999, Insignia/ESG made a loan in the amount of $500,000 to Mr. Siegel. The interest rate on the loan was the same as the interest rate applicable to funds borrowed by Insignia on its revolving credit facility, which rate was approximately 4.9% at December 31, 2001. The balance of the loan outstanding on March 31, 2001, $166,667, was forgiven by the Company on March 31, 2002.

     In June 2001, Insignia/ESG made a loan in the amount of $1,500,000 to Mr. Siegel. The interest rate on the loan is the same as the interest rate applicable to funds borrowed by Insignia on its revolving credit facility, which rate was approximately 4.9% at December 31, 2001. At March 31, 2002, the entire principal amount of such loan remained outstanding. The loan will become due upon the earliest of (i) Mr. Siegel's voluntary termination of his employment with Insignia/ESG, (ii) the termination of Mr. Siegel's employment with Insignia/ESG for cause or (iii) March 15, 2006. Insignia/ESG will forgive $375,000 of the principal amount of the loan and accrued interest thereon on March 15 of the year following each of 2002, 2003, 2004 and 2005 to the extent that Insignia/ESG's Actual Net EBITDA equals or exceeds 75% of its annual budgeted Net EBITDA for any such year, as established by Insignia/ESG and approved by the Insignia Board. In addition, if Insignia/ESG's aggregate Actual Net EBITDA for fiscal 2002, 2003, 2004 and 2005 equals or exceeds its aggregate annual Budgeted EBITDA for such years, any outstanding principal amount of the loan and accrued interest thereon, will be forgiven as of March 15, 2006. Any outstanding principal balance and accrued interest on the loan will be forgiven upon the death or permanent disability of Mr. Siegel.

     In March 2002, Insignia made a loan in the amount of $1,500,000 to Andrew
L. Farkas. The interest rate on the loan is the same as the interest rate applicable to funds borrowed by Insignia on its revolving credit facility, which rate was approximately 4.9% at December 31, 2001. The loan will become due on March 5, 2005. Insignia may deduct interest payments due on the loan quarterly from certain amounts payable to Mr. Farkas under the Farkas Employment Agreement. The loan is recourse to certain rights Mr. Farkas may have to receive payments from the Company's 401(k) Restoration Plan. If Mr. Farkas's employment with the Company is terminated before the maturity date of the loan as a result of, among other reasons, a Significant Transaction, the unpaid principal and all accrued interest thereon shall be forgiven either upon the termination event or over a two-year period thereafter.

     Pursuant to the Supplement Stock Purchase and Loan Program, Insignia made a loan in the amount of $100,000 to Alan C. Froggatt, a director and the Chief Executive Officer of Insignia's European Operations and of Insignia Richard Ellis to purchase shares of Common Stock, which loan is secured by such shares. Mr. Froggatt has agreed to repay the principal amount of the loan and interest thereon (at a rate of 7.5% per annum) in 40 equal quarterly installments commencing on March 31, 2000 and ending on December 31, 2009. As of March 31, 2002, $85,463 of the principal amount of such loan remained outstanding.

     Pursuant to the Supplemental Stock Purchase and Loan Program, Insignia made a loan in the amount of $193,125 to Jeffrey P. Cohen, Executive Vice President of Insignia, to purchase shares of Common Stock, which loan is secured by such shares. Mr. Cohen has agreed to repay the principal amount of the loan and interest thereon (at a rate of 7.5% per annum) in 40 equal quarterly installments commencing on March 31, 1999 and ending on December 31, 2008. As of March 31, 2002, $149,376 of the principal amount of such loan remained outstanding.

         PROPOSAL 2: APPROVAL OF AMENDMENT TO THE COMPANY'S STOCK PLAN

     The purpose of the Stock Plan is to enhance the profitability and value of Insignia for the benefit of its stockholders by enabling Insignia (i) to offer stock-based incentives to Insignia Employees, employees of Insignia affiliates and consultants to Insignia and its affiliates, thereby creating a means to raise the level of stock ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and stockholders and (ii) to grant nondiscretionary, nonqualified stock options to non-employee directors, thereby creating a means to attract, retain and reward such non-employee directors and strengthen the mutuality of interests between non-employee directors and stockholders. In recent years Insignia has been severely restricted in its ability to make grants under the Stock Plan because so few shares of Common Stock remained available for awards. The Insignia Board believes that increasing the number of shares of Common Stock available for future awards under the Stock Plan is essential to retain and motivate existing employees through future awards, as well as to attract new employees.

     As of March 31, 2002, 2,671,793 shares of Common Stock were subject to outstanding options under the Stock Plan and 313,212 shares of Common Stock remained available for future grants under the Stock Plan. The Insignia Board has approved an amendment to the Stock Plan which, if approved by the stockholders, will increase the aggregate number of shares of Common Stock available for awards under the Stock Plan by 1,000,000 shares of Common Stock. The proposed amendment also adds a provision to the Stock Plan which prohibits the "repricing" of an outstanding stock option to reduce the exercise price through the amendment of an outstanding stock option or the grant of a new stock option in substitution for a simultaneously surrendered stock option. The following description of the Stock Plan, which reflects the proposed amendment, is a summary and is qualified in its entirety by reference to the Stock Plan, a copy of which may be obtained upon written request to Insignia's Investor Relations Department at 200 Park Avenue, New York, NY 10166.

ADMINISTRATION

     The Stock Plan is administered and interpreted by the Compensation Committee of the Insignia Board, except that with respect to awards to non-employee directors, the Stock Plan is administered by the Insignia Board. If no Compensation Committee exists which has the authority to administer the Stock Plan, the functions of the Compensation Committee will be exercised by the Insignia Board.

     The terms and conditions of individual awards will be set forth in written agreements which will be consistent with the terms of the Stock Plan. Awards under the Stock Plan may not be made on or after August 10, 2008, but awards granted prior to such date may extend beyond that date.

ELIGIBILITY AND TYPES OF AWARDS UNDER THE STOCK PLAN

     All employees and consultants of Insignia and its affiliates, including prospective employees and consultants, are eligible to be granted (i) nonqualified stock options, (ii) stock appreciation rights either with a stock option which may be exercised only at such times and to the extent the related option is exercisable or independent of a stock option, (iii) "restricted" shares of Common Stock, (iv) performance shares entitling recipients to receive a fixed number of shares of Common Stock or the cash equivalent thereof, as determined by the Compensation Committee in its sole discretion, upon the attainment of performance goals established by the Compensation Committee (based on the performance criteria previously approved by stockholders), based on a specified performance period, (v) performance units entitling recipients to receive a value payable in cash or shares of Common Stock, as determined by the Compensation Committee, upon the attainment of performance goals established by the Compensation Committee (based on the performance criteria previously approved by stockholders), for a specified performance cycle, (vi) awards of Common Stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock and may be granted either alone or in addition to or in tandem with stock options, stock appreciation rights, restricted stock, performance shares or performance units and (vii) awards providing benefits similar to those listed above which are designed to meet the requirements of non-U.S. jurisdictions under the Stock Plan. In addition, employees of Insignia and its affiliates that qualify as subsidiaries or parent corporations are eligible to be granted incentive stock options ("ISOs") under the Stock Plan.

     The Stock Plan also authorizes the automatic grant of nonqualified stock options to each non-employee director, without further action by the Insignia Board or the stockholders, as follows: (i) options to purchase 20,000 shares of Common Stock will be granted to each non-employee director as of the date he or she begins service as a non-employee director on the Insignia Board; and (ii) options to purchase 2,000 shares of Common Stock will be granted to each non-employee director as of the first day of the month following each annual meeting of stockholders of Insignia.

     The Compensation Committee determines the terms and conditions of grants to employees under the Stock Plan, including the exercise price of stock options. No ISO or non-qualified stock option which is intended to be performance based for purposes of Section 162(m) of the Internal Revenue Code or which is granted to a non-employee director may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an ISO granted to a 10% stockholder, 110% of fair market value). Outstanding stock options may not be amended to reduce the exercise price nor can new options with a lower exercise price be substituted for a simultaneously surrendered stock option.

     The Compensation Committee has adopted under the Stock Plan, a supplemental stock purchase and loan program for employees of Insignia and its designated affiliates whose target annual base compensation equals or exceeds $100,000 ("Covered Employees"). Covered Employees may purchase shares of Common Stock through the Stock Plan, subject to and in accordance with terms and conditions set by the Compensation Committee.

AVAILABLE SHARES

     The aggregate number of shares of Common Stock which have been and may be issued or used for reference purposes under the Stock Plan, as amended, or with respect to which awards may be granted may not exceed the greater of (i) 4,500,000 shares of Common Stock with respect to all types of awards or (ii) 12% of the number of shares of Common Stock issued and outstanding (assuming full dilution for all outstanding awards and equity convertible into Common Stock), determined as of the close of the most recent fiscal quarter of Insignia, with respect to all types of awards other than ISOs.

     The maximum number of shares of Common Stock with respect to which any option, stock appreciation right, award of performance shares or award of restricted stock for which the grant of such award or lapse of the relevant restriction period is subject to the attainment of pre-established performance goals (in accordance with Section 162(m) of the Internal Revenue Code) which may be granted under the Stock Plan during any fiscal year of Insignia to any individual is 500,000 shares per type of award, provided that the maximum number of shares of Common Stock for all types of awards does not exceed 500,000 for any individual during any fiscal year. The maximum value at grant of performance units which may be granted under the Stock Plan during any fiscal year of Insignia to any individual is $250,000. To the extent that shares of Common Stock for which awards are permitted to be granted to an individual during a fiscal year are not covered by an award in a fiscal year, the number of shares of Common Stock for which awards may be granted to that individual will automatically increase in subsequent fiscal years until used.

     The number of shares of Common Stock available for the grant of awards and the exercise price of an award may be adjusted to reflect any change in Insignia's capital structure or business by reason of certain corporate transactions or events.

CHANGE IN CONTROL

     Unless determined otherwise by the Compensation Committee at the time of grant, and except to the extent provided in the applicable award agreement, the recipient's employment agreement or other agreement approved by the Compensation Committee, no accelerated vesting or lapsing of restrictions will occur upon a change in control of Insignia (as defined in the Stock Plan). The Compensation Committee may, in its sole discretion, provide for accelerated vesting of an award at any time. Upon a change in control of Insignia, options granted to non-employee directors will immediately become fully exercisable.

AMENDMENT AND TERMINATION

     Notwithstanding any other provision of the Stock Plan, the Insignia Board or the Compensation Committee at any time may amend any or all of the provisions of the Stock Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Stock Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such participant. In addition, in certain circumstances, no amendment can be made without the approval of the stockholders of Insignia.

FUTURE AWARDS; MISCELLANEOUS

     Awards granted under the Stock Plan are generally nontransferable, except that the Compensation Committee may, in its sole discretion, permit the transfer of nonqualified stock options (other than those granted to non-employee directors) at the time of grant or thereafter.

     The Stock Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Stock Plan is not, nor is it intended to be, qualified under Section 401(a) of the Internal Revenue Code.

     Because future awards under the proposed Stock Plan will be based upon prospective factors, including the nature of services to be rendered by prospective employees of Insignia and their potential contributions to the success of Insignia, actual awards cannot be determined at this time.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE STOCK PLAN

     The rules concerning the Federal income tax consequences with respect to options granted and to be granted pursuant to the Stock Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the Federal income tax consequences. In addition, the following discussion does not set forth any state or local income tax or estate tax consequences that may be applicable.

     INCENTIVE STOCK OPTIONS. In general, an employee will not realize taxable income upon either the grant or the exercise of an ISO and Insignia will not realize an income tax deduction at either such time. If the recipient does not sell the Common Stock received pursuant to the exercise of the ISO within either (i) two years after the date of the grant of the ISO or (ii) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to Insignia. The exercise of an ISO may have implications in the computation of alternative minimum taxable income for the recipient.

     If the recipient disposes of the Common Stock acquired upon exercise of the ISO within either of the above mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise over the option price or (ii) the amount realized upon disposition over the option price. In such event, Insignia generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains, depending on the holding period.

     NONQUALIFIED STOCK OPTIONS. A recipient will not realize any taxable income upon the grant of a nonqualified stock option and Insignia will not receive a deduction at the time of grant unless the option has a readily ascertainable fair market value at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. Insignia generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

     MISCELLANEOUS. In addition, with regard to both ISOs and nonqualified stock options, (i) any officers and directors of Insignia subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may be subject to special tax rules regarding the income tax consequences concerning their nonqualified stock options, (ii) any entitlement to a tax deduction on the part of Insignia is subject to the applicable tax rules, including Section 162(m) of the Internal Revenue Code regarding a $1,000,000 limitation on deductible compensation to certain officers, and (iii) if the exercisability or vesting of any award is accelerated because of a change of control, payments relating to the awards or a portion thereof, either alone or together with certain other payments, may constitute parachute payments under section 280G of the Internal Revenue Code, which excess amounts may be subject to excise taxes.

VOTE REQUIRED

     The affirmative vote of a majority of the shares present (in person or by proxy) and entitled to vote on the proposal to amend the Stock Plan is required to approve such proposal, provided that the total number of votes cast on such proposal represents over 50% of the outstanding Common Stock on the Record Date.

RECOMMENDATION OF THE BOARD OF DIRECTORS

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                    VOTE FOR THE ADOPTION OF THIS PROPOSAL.

        PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors requests that the stockholders ratify its selection of KPMG to serve as the Company's independent auditors for the fiscal year ending December 31, 2002. In April 2002, the Company dismissed Ernst & Young LLP ("E&Y") as the Company's independent auditors and replaced them with KPMG for the fiscal year ending December 31, 2002. The decision to change independent auditors was recommended by the Company's Audit Committee and approved by the Company's Board of Directors. The Company did not consult with KPMG regarding any of the matters identified in Item 304(a)(2) of Regulation S-K prior to KPMG's appointment as independent auditors in April 2002.

     E&Y examined the consolidated financial statements of the Company for the fiscal years ended December 31, 2001 and December 31, 2000. The reports of E&Y on the Company's financial statements for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2001 and December 31, 2000 and through the date of E&Y's dismissal: (i) there have occurred none of the "reportable events" listed in Item 304(a)(1)(v) of Regulation S-K and (ii) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in its reports on the financial statements for such periods. The Company has filed with the Commission a letter from E&Y stating that E&Y agrees with the foregoing statements.

     Representatives of E&Y and KPMG are expected to be present at the Annual Meeting to make a statement if they desire to do so and to respond to appropriate questions by stockholders.

     In the year ended December 31, 2001, in addition to audit services, E&Y also provided certain non-audit services to the Company in 2001. The Audit Committee has considered whether the provision of these additional services is compatible with maintaining the independence of the Company's independent auditors. The following table sets forth the fees incurred by the Company for the services of E&Y in 2001.

  Audit Fees .............................   $987,000
  Financial Information Systems
    Design and Implementation Fees .......   $     --
  Tax Services ...........................   $638,000
  All Other Fees .........................   $208,500

VOTE REQUIRED

     The affirmative vote of a majority of the shares present (in person or by proxy) and entitled to vote at the meeting is required for the ratification of the Insignia Board's selection of KPMG as the Company's independent auditors for the fiscal year ending December 31, 2002.

RECOMMENDATION OF THE BOARD OF DIRECTORS

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                  VOTE FOR THE RATIFICATION OF THIS PROPOSAL.

                             STOCKHOLDER PROPOSALS

     ADVANCE NOTICE PROCEDURES. Under the Company's bylaws, no business may be brought before an annual meeting unless it is brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered notice (containing certain information specified in the bylaws) to the Company's Corporate Secretary at 200 Park Avenue, New York, New York 10166 not less than 50 or more than 80 days prior to the scheduled date for the annual meeting. If the Company gives less than 60 days' notice or prior public disclosure of the scheduled date for the annual meeting, such notice to be timely must be delivered to the Company not later than the close of business on the 10th day following the earlier of the day on which a notice of the date of the meeting was mailed or the day on which such public disclosure was made. These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement.

     STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Company's annual meeting of stockholders in 2003 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate Secretary at 200 Park Avenue, New York, New York 10166 no later than December 16, 2002.

                                 OTHER MATTERS

     Upon written request addressed to the Company's Director of Investor Relations at 200 Park Avenue, New York, New York 10166 from any person solicited herein, the Company will provide, at no cost, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

     Management of the Company does not know of any matters to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.


     DATED: April 15, 2002              BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Adam B. Gilbert
                                        -----------------------
                                        Adam B. Gilbert
                                        Secretary

                                                                      Appendix A

                         INSIGNIA FINANCIAL GROUP, INC.

                           --------------------------

                            1998 STOCK INCENTIVE PLAN
                   (AMENDED AND RESTATED AS OF APRIL __, 2002)

                           --------------------------

                                    ARTICLE I

                                     PURPOSE

         The purpose of this Insignia Financial Group, Inc. 1998 Stock Incentive Plan (AMENDED AND RESTATED AS OF APRIL __, 2002) is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company (i) to offer employees of and Consultants to the Company and its Affiliates stock-based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders, and (ii) to make equity based awards to Non-Employee Directors, thereby creating a means to attract, retain and reward such Non-Employee Directors and strengthen the mutuality of interests between Non-Employee Directors and the Company's stockholders.

                                   ARTICLE II

                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the following meanings:

         2.1 "Acquisition Event" has the meaning set forth in Section 4.2(d).

         2.2 "Affiliate" means each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

         2.3 "Award" means any award under this Plan of any: (i) Stock Option;
(ii) Stock Appreciation Right; (iii) Restricted Stock; (iv) Performance Share;
(v) Performance Unit; (vi) Other Stock-Based Award; or (vii) other award providing benefits similar to (i) through (vi) designed to meet the requirements of a Foreign Jurisdiction.

         2.4 "Board" means the Board of Directors of the Company.

         2.5 "Cause" means, with respect to a Participant's Termination of Employment or Termination of Consultancy: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind or the refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity; or
(ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, "cause" shall mean an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

         2.6 "Change in Control" has the meaning set forth in Article XIII or
Article XIV, as applicable.

         2.7 "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

         2.8 "Committee" means: (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3, a "non-employee director" as defined in Rule 16b-3 and, to the extent required by Section 162(m) of the Code and any regulations thereunder, an "outside director" as defined under Section 162(m) of the Code; provided, however, that if and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board; and (b) with respect to the application of this Plan to Non-Employee Directors, the Board.

         2.9 "Common Stock" means the common stock, $.01 par value per share, of the Company.

         2.10 "Company" means Insignia Financial Group, Inc., a Delaware corporation, and its successors by operation of law. Prior to November 2, 1998, the Company was known as Insignia/ESG Holdings, Inc.

         2.11 "Consultant" means any advisor or consultant to the Company or its Affiliates.

         2.12 "Disability" means, with respect to an Eligible Employee, Consultant or Non-Employee Director, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

         2.13 "Distribution Date" means the date of distribution of Common Stock by Insignia Financial Group, Inc. to holders of Class A Common Stock, par value $.01 per share, of Insignia Financial Group, Inc.

         2.14 "Effective Date" means the effective date of this Plan as defined in Article XVIII.

         2.15 "Eligible Employee" means each employee of the Company or an Affiliate.

         2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

         2.17 "Fair Market Value" means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales price for the Common Stock on the applicable date: (i) as reported on the principal national securities exchange on which it is then traded or the Nasdaq Stock Market, Inc. or (ii) if not traded on any such national securities exchange or the Nasdaq Stock Market, Inc. as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, Inc. or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., its Fair Market Value shall be set in good faith by the Committee. Notwithstanding anything herein to the contrary, "Fair Market Value" means the price for Common Stock set by the Committee in good faith based on reasonable methods set forth under Section 422 of the Code and the regulations thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee. For purposes of the grant of any Stock Option, the applicable date shall be the date for which the last sales price is available at the time of grant. For purposes of the conversion of a Performance Unit to shares of Common Stock for reference purposes, the applicable date shall be the date determined by the Committee in accordance with Section 10.1. For purposes of the exercise of any Stock Appreciation Right, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

         2.18 "Foreign Jurisdiction" means any jurisdiction outside of the United States including, without limitation, countries, states, provinces and localities.

         2.19 "Incentive Stock Option" means any Stock Option awarded to an Eligible Employee under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         2.20 "Limited Stock Appreciation Right" means an Award of a limited Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right made pursuant to Section 7.5 of this Plan.

         2.21 "Non-Employee Director" means a director of the Company who is not an active employee of the Company or an Affiliate and who is not an officer, director or employee of (i) any entity which, directly or indirectly, beneficially owns or controls 5% or more of the combined voting power of the then outstanding voting securities of the Company (or any Subsidiary) entitled to vote generally in the election of directors of the Company (or, if applicable, the Subsidiary) or (ii) any entity controlling, controlled by or under common control (within the meaning of Rule 405 of the Securities Act) with any such entity.

         2.22 "Non-Qualified Stock Option" means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

         2.23 "Non-Tandem Stock Appreciation Right" means a Stock Appreciation Right entitling a Participant to receive an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of: (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right.

         2.24 "Other Stock-Based Award" means an Award of Common Stock and other Awards made pursuant to Article XI that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to performance of an Affiliate.

         2.25 "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

         2.26 "Participant" means any Eligible Employee or Consultant to whom an Award has been made under this Plan and each Non-Employee Director of the Company; provided, however, that a Non-Employee Director shall be a Participant for purposes of the Plan solely with respect to awards of Stock Options pursuant to Article XIII.

         2.27 "Performance Criteria" has the meaning set forth in Exhibit A.

         2.28 "Performance Cycle" has the meaning set forth in Section 10.1.

         2.29 "Performance Goal" means the objective performance goals established by the Committee in accordance with Section 162(m) of the Code and based on one or more Performance Criteria.

         2.30 "Performance Period" has the meaning set forth in Section 9.1.

         2.31 "Performance Share" means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or, as determined by the Committee in its sole discretion, cash of an equivalent value at the end of the Performance Period or thereafter.

         2.32 "Performance Unit" means an Award made pursuant to Article X of this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock (or a combination of both) as determined by the Committee in its sole discretion, at the end of a specified Performance Cycle or thereafter.

         2.33 "Plan" means this Insignia Financial Group, Inc. 1998 Stock Incentive Plan (AMENDED AND RESTATED AS OF APRIL __, 2002), as amended from time to time. Prior to November 2, 1998, the Plan was known as the Insignia/ESG Holdings, Inc. 1998 Stock Incentive Plan.

         2.34 "Reference Stock Option" has the meaning set forth in Section 7.1.

         2.35 "Restricted Stock" means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

         2.36 "Restriction Period" has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.

         2.37 "Retirement" means a Termination of Employment or Termination of Consultancy without Cause by a Participant at or after age 65 or such earlier date after age 50 as may be approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected at or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 50.

         2.38 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

         2.39 "Section 162(m) of the Code" means Section 162(m) of the Code and any Treasury regulations thereunder.

         2.40 "Securities Act" means the Securities Act of 1933, as amended. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

         2.41 "Stock Appreciation Right" or "SAR" means the right pursuant to an Award granted under Article VII.

         2.42 "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees or Consultants under Article VI or to Non-Employee Directors under Article XIII.

         2.43 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

         2.44 "Tandem Stock Appreciation Right" means a Stock Appreciation Right entitling the holder to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of: (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over
(ii) the aggregate exercise price of such Stock Option (or such portion thereof).

         2.45 "Ten Percent Stockholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

         2.46 "Termination of Consultancy" means, with respect to a Consultant, that the Consultant is no longer acting as a consultant to the Company or an Affiliate. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate.

         2.47 "Termination of Directorship" means, with respect to a Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company.

         2.48 "Termination of Employment" means: (i) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate.

         2.49 "Transfer" means anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer and "Transferred" has a correlative meaning.

                                  ARTICLE III

                                 ADMINISTRATION

         3.1 The Committee. The Plan shall be administered and interpreted by the Committee. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 and Section 162(m) of the Code shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

         3.2 Grants of Awards. The Committee shall have full authority to grant to Eligible Employees and Consultants, pursuant to the terms of this Plan: (i) Stock Options; (ii) Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights; (iii) Restricted Stock;

(iv) Performance Shares; (v) Performance Units; (vi) Other Stock-Based Awards; and (vii) other awards providing benefits similar to (i) through (vi) designed to meet the requirements of Foreign Jurisdictions. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant. In particular, the Committee shall have the authority:

              (a) to select the Eligible Employees and Consultants to whom Awards may from time to time be granted hereunder;

              (b) to determine whether and to what extent Awards, including any combination of two or more Awards, are to be granted hereunder to one or more Eligible Employees or Consultants;

              (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;

              (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

              (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d) or, with respect to Stock Options granted to Non-Employee Directors, Section 13.4(d);

              (f) to determine whether, to what extent and under what circumstances to provide loans (which shall bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Stock Options under this Plan or to purchase Awards under this Plan (including shares of Common Stock);

              (g) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option, whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right or whether an Award is intended to satisfy Section 162(m) of the Code;

              (h) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Option or an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award;

              (i) to modify, extend or renew an Award, subject to Article XV herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; and

              (j) to offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made.

         3.3 Guidelines. Subject to Article XV hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, Foreign Jurisdictions to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such Foreign Jurisdictions. To the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

         3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

         3.5 Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

         3.6 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

         3.7 Designation of Consultants/Liability.

              (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.

              (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any employee of the Company designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                   ARTICLE IV

                           SHARE AND OTHER LIMITATIONS

         4.1 Shares.

              (a) General Limitation. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Awards may be granted shall not exceed the greater of (i) 4,500,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2) with respect to all types of Awards or (ii) 12% of the number of shares of Common Stock issued and outstanding (assuming full dilution of all outstanding Awards and equity convertible into Common Stock), determined as of the Company's most recent fiscal quarter immediately preceding the grant of any Award (subject to any increase or decrease pursuant to Section 4.2) with respect to all types of Awards other than Incentive Stock Options. The shares of Common Stock available under this Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. To the extent that an Incentive Stock Option is disqualified and no longer an Incentive Stock Option, the number of shares of Common Stock underlying the Stock Option shall continue to count against the aggregate limit of 4,500,000 shares of Common Stock set forth herein. If any Stock Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Stock Options, the Company repurchases any Stock Option, the number of shares of Common Stock underlying such unexercised or repurchased Stock Option or any unexercised Stock Appreciation Right shall again be available for the purposes of Awards under this Plan. If any shares of Restricted Stock, Performance Shares or Performance Units awarded under this Plan to a Participant are forfeited or repurchased by the Company for any reason, the number of forfeited or repurchased shares of Restricted Stock, Performance Shares or Performance Units shall again be available for the purposes of Awards under this Plan. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. In determining the number of shares of Common Stock available for Awards other than Awards of Incentive Stock Options, if Common Stock has been exchanged by a Participant as full or partial payment to the Company, or for withholding, in connection with the exercise of a Stock Option or the number shares of Common Stock otherwise deliverable has been reduced for withholding, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available for purposes of Awards under this Plan.

              (b) Individual Participant Limitations. (i) The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights, Performance Shares or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 500,000 shares per type of Award (subject to any increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 500,000 during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee's or Consultant's individual share limitations for both Stock Appreciation Rights and Stock Options.

              (ii) There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii) hereof.

              (iii) The maximum value at grant of Performance Units which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be $250,000. Each Performance Unit shall be referenced to one share of Common Stock and shall be charged against the available shares under this Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 10.1.

              (iv) The individual Participant limitations set forth in this
         Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

         4.2 Changes.

              (a) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any Affiliate, any sale or transfer of all or part of the assets or business of the Company or any Affiliate or any other corporate act or proceeding.

              (b) Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

              (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

              (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Stock Options and Stock Appreciation Rights, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 30 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Stock Option or Award Agreements), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

              If an Acquisition Event occurs but the Committee does not terminate the outstanding Stock Options and Stock Appreciation Rights pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

         4.3 Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

         4.4 Assumption of Awards. Except with regard to awards that are subject to termination agreements with Insignia Financial Group Inc. providing for the cash-out and cancellation of the award, awards that were granted prior to the Effective Date under the Insignia Financial Group Inc.'s 1992 Stock Incentive Plan, as amended, to individuals who became Eligible Employees of or Consultants to the Company or an Affiliate as of the Distribution Date and that were outstanding immediately prior to the Distribution Date will be assumed by the Company as of the Distribution Date and converted into Awards hereunder based on the Company's Common Stock in a manner determined by the Committee. The terms of such Awards shall be governed by the terms of this Plan as of the Effective Date. Notwithstanding the foregoing, such Awards shall continue to be governed by the terms of the applicable agreement in effect prior to the Effective Date, except as adjusted to reflect the appropriate number of shares of Common Stock and, with respect to Stock Options, the appropriate exercise price.

                                    ARTICLE V

                                   ELIGIBILITY

         5.1 General Eligibility. All Eligible Employees and Consultants and prospective employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, Other Stock-Based Awards and awards providing benefits similar to each of the foregoing designed to meet the requirements of Foreign Jurisdictions under this Plan. Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion. The vesting and exercise of Awards granted to a prospective employee or Consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

         5.2 Incentive Stock Options. All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Notwithstanding the foregoing, unless otherwise permitted pursuant to the Code, "qualified real estate agents" (as defined in Section 3508 of the Code) shall not be eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion.

         5.3 Non-Employee Directors. Non-Employee Directors are only eligible to receive an Award of Stock Options in accordance with Article XIII of the Plan.

                                   ARTICLE VI

                                  STOCK OPTIONS

         6.1 Stock Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of
Section 422 of the Code; or (ii) a Non-Qualified Stock Option.

         6.2 Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non- Qualified Stock Option. The Committee shall have the authority to grant any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option.

         6.3 Terms of Stock Options. Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

              (a) Exercise Price. The exercise price per share of Common Stock purchasable under an Incentive Stock Option or a Stock Option intended to be "performance-based" for purposes of Section 162(m) of the Code shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock. The exercise price per share of Common Stock purchasable under a Non-Qualified Stock Option shall be determined by the Committee.

              (b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable more than 10 years after the date such Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed 5 years.

              (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

              (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Committee specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for a period of at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

              (e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until 3 months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

              (f) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). NOTWITHSTANDING THE FOREGOING, WITHOUT THE APPROVAL OF THE SHAREHOLDERS OF THE COMPANY, AN OUTSTANDING STOCK OPTION MAY NOT BE MODIFIED TO REDUCE THE EXERCISE PRICE THEREOF NOR MAY A NEW OPTION AT A LOWER PRICE BE SUBSTITUTED FOR A SIMULTANEOUSLY SURRENDERED OPTION, PROVIDED THAT THE FOREGOING SHALL NOT APPLY TO ADJUSTMENTS OR SUBSTITUTIONS IN ACCORDANCE WITH SECTION 4.2.

              (g) Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Stock Options are granted as the number of Stock Options exercised, shares used to pay for the exercise price of Stock Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Stock Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

                                   ARTICLE VII

                            STOCK APPRECIATION RIGHTS

         7.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option. Consultants shall not be eligible for a grant of Tandem Stock Appreciation Rights granted in conjunction with all or part of an Incentive Stock Option.

         7.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article XII and the following:

              (a) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

              (b) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VII.

              (c) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

              (d) Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

              (e) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of this Plan on the number of shares of Common Stock to be issued under this Plan.

         7.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Option granted under this Plan.

         7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article XII and the following:

              (a) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

              (b) Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

              (c) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time and from time to time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

              (d) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

         7.5 Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(d) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(d) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

                                  ARTICLE VIII

                                RESTRICTED STOCK

         8.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals, including established Performance Goals in accordance with Section 162(m) of the Code, or such other factors as the Committee may determine, in its sole discretion.

         8.2 Awards and Certificates. An Eligible Employee or Consultant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the applicable Award agreement relating thereto and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

              (a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

              (b) Acceptance. Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

              (c) Legend. Each Participant receiving shares of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

              "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Insignia Financial Group, Inc. (the "Company") 1998 Stock Incentive Plan (AMENDED AND RESTATED AS OF APRIL __, 2002) (the "Plan") and an Agreement entered into between
              the registered owner and the Company dated         . Copies of
              such Plan and Agreement are on file at the principal office of the Company."

              (d) Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition to the grant of such Award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

         8.3 Restrictions and Conditions on Restricted Stock Awards. Shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article XII and the following restrictions and conditions:

              (a) Restriction Period; Vesting and Acceleration of Vesting. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

              (ii) Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

              (b) Rights as Stockholder. Except as provided in this subsection
         (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

              (c) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

                                   ARTICLE IX

                               PERFORMANCE SHARES


         9.1 Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such Performance Shares shall be awarded, the duration of the period (the "Performance Period") during which, and the conditions under which, a Participant's right to Performance Shares will be vested and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

         Each Performance Share awarded shall be referenced to one share of Common Stock. Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share Award upon the attainment of objective Performance Goals established pursuant to Section 9.2(c) below and such other non-performance based factors or criteria as the Committee may determine in its sole discretion.

         9.2 Terms and Conditions. A Participant selected to receive Performance Shares shall not have any rights with respect to such Awards, unless and until such Participant has delivered a fully executed copy of a Performance Share Award agreement evidencing the Award to the Company and has otherwise complied with the following terms and conditions:

              (a) Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

              (b) Payment. Following the Committee's determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Participant, in an amount equal to such Participant's earned Performance Share Award. Notwithstanding the foregoing, except as may be set forth in the agreement covering the Award, the Committee may, in its sole discretion and in accordance with
         Section 162(m) of the Code, award an amount less than the earned Performance Share Award and/or subject the payment of all or part of any Performance Share Award to additional vesting and forfeiture conditions as it deems appropriate.

              (c) Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable

         Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

              (d) Dividends and Other Distributions. At the time of any Award of Performance Shares, the Committee may, in its sole discretion, award an Eligible Employee or Consultant the right to receive the cash value of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the earned Performance Share Award from the last day of the first year of the Performance Period until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded, shall be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant and, at the discretion of the Committee, may be paid with interest from the first day of the second year of the Performance Period until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than a rate equal to the four-year U.S. Government Treasury rate on the first day of each applicable fiscal year.

                                    ARTICLE X

                                PERFORMANCE UNITS

         10.1 Awards of Performance Units. Performance Units may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees to whom and the time or times at which such Performance Units shall be awarded, the duration of the period (the "Performance Cycle") during which, and the conditions under which, a Participant's right to Performance Units will be vested and the other terms and conditions of the Award in addition to those set forth in Section 10.2.

         Performance Units shall be awarded in a dollar amount determined by the Committee and shall be converted for purposes of calculating growth in value to a referenced number of shares of Common Stock based on the Fair Market Value of shares of Common Stock at the close of trading on the first business day following the announcement of the annual financial results of the Company for the fiscal year of the Company immediately preceding the fiscal year of the commencement of the relevant Performance Cycle, provided that the Committee may provide that the minimum price for such conversion shall be the Fair Market Value on the date of grant.

         Each Performance Unit shall be referenced to one share of Common Stock. Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Unit Award upon the attainment of objective Performance Goals established pursuant to Section 10.2(a) and such other non-performance based factors or criteria as the Committee may determine in its sole discretion. The cash value of any fractional Performance Unit Award subsequent to conversion to shares of Common Stock shall be treated as a dividend or other distribution under Section 10.2(e) to the extent any portion of the Performance Unit Award is earned.

         10.2 Terms and Conditions. The Performance Units awarded pursuant to this Article 10 shall be subject to the following terms and conditions:

              (a) Performance Goals. The Committee shall establish the objective Performance Goals for the earnings of Performance Units based on a Performance Cycle applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Cycle or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

              (b) Vesting. At the expiration of the Performance Cycle, the Committee shall determine and certify in writing the extent to which the Performance Goals have been achieved, and the percentage of the Performance Units of each Participant that have vested.

              (c) Payment. Subject to the applicable provisions of the Award agreement and this Plan, at the expiration of the Performance Cycle, cash and/or shares of Common Stock (as the Committee may determine in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) shall be delivered to the Participant in payment of the vested Performance Units covered by the Performance Unit Award. Notwithstanding the foregoing, except as may be set forth in the agreement covering the Award, the Committee may, in its sole discretion, and to the extent applicable and permitted under Section 162(m) of the Code, award an amount less than the earned Performance Unit Award and/or subject the payment of all or part of any Performance Unit Award to additional vesting and forfeiture conditions as it deems appropriate.

              (d) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Unit Award and/or waive the deferral limitations for all or any part of such Award.

              (e) Dividends and Other Distributions. At the time of any Award of Performance Units, the Committee may, in its sole discretion, award an Eligible Employee or Consultant the right to receive the cash value of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the earned Performance

         Unit Award from the last day of the first year of the Performance
         Cycle until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded, shall be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant and, at the discretion of the Committee, may be paid with interest from the first day of the second year of the Performance Cycle until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than a rate equal to the four-year U.S. Government Treasury rate on the first day of each applicable fiscal year.

                                   ARTICLE XI

                            OTHER STOCK-BASED AWARDS

         11.1 Other Awards. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

         Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

         11.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

              (a) Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article XI may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

              (b) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article XI shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

              (c) Vesting. Any Award under this Article XI and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

              (d) Waiver of Limitation. The Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.

              (e) Price. Common Stock or Other Stock-Based Awards issued on a bonus basis under this Article XI may be issued for no cash consideration; Common Stock or Other Stock-Based Awards purchased pursuant to a purchase right awarded under this Article XI shall be priced as determined by the Committee. Subject to Section 4.3, the purchase price of shares of Common Stock or Other Stock-Based Awards may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value. The purchase of shares of Common Stock or Other Stock-Based Awards may be made on either an after-tax or pre-tax basis, as determined by the Committee; provided, however, that if the purchase is made on a pre-tax basis, such purchase shall be made pursuant to a deferred compensation program established by the Committee, which will be deemed a part of this Plan.

         11.3 Purchase and Loan Program. The Company's 1998 Supplemental Stock Purchase and Loan Program shall be an Other Stock-Based Award under this Article XI and shall be deemed incorporated herein.

                                   ARTICLE XII

                     NON-TRANSFERABILITY AND TERMINATION OF
                             EMPLOYMENT/CONSULTANCY

         12.1 Non-Transferability. No Stock Option, Stock Appreciation Right, Performance Unit, Performance Share or Other Stock-Based Award shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights shall be Transferable, to the extent permitted above, only with the underlying Stock Option. Shares of Restricted Stock under Article VIII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option granted pursuant to Article VI (other than a Non-Qualified Stock Option granted to a Non-Employee Director) that is otherwise not transferable pursuant to this Article XII is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

         12.2 Termination of Employment or Termination of Consultancy. The following rules apply with regard to the Termination of Employment or Termination of Consultancy of a Participant:

              (a) Rules Applicable to Stock Options and Stock Appreciation Rights. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

              (i) Termination by Reason of Death, Disability or Retirement. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, Disability or Retirement, all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated terms of such Stock Options and Stock Appreciation Rights; provided, however, that, in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options and Non-Tandem Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options and Non-Tandem Stock Appreciation Rights.

              (ii) Involuntary Termination Without Cause. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause, all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at Termination of Employment or Termination of Consultancy, by the Participant at any time within a period of 90 days from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated term of such Stock Options and Stock Appreciation Rights.

              (iii) Voluntary Termination. If a Participant's Termination of Employment or Termination of Consultancy is voluntary (other than a voluntary termination described in Section 12.2(a)(iv)(B) below), all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at Termination of Employment or Termination of Consultancy, by the Participant at any time within a period of 30 days from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated terms of such Stock Options and Stock Appreciation Rights.

              (iv) Termination for Cause. If a Participant's Termination of Employment or Termination of Consultancy (A) is for Cause or (B) is a voluntary termination (as provided in subsection (iii) above) within 90 days after an event which would be grounds for a Termination of Employment or Termination of Consultancy for

         Cause, all Stock Options and Stock Appreciation Rights held by such Participant shall thereupon terminate and expire as of the date of such Termination of Employment or Termination of Consultancy.

              (b) Rules Applicable to Restricted Stock. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

              (c) Rules Applicable to Performance Shares and Performance Units. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the Performance Period, the Performance Cycle or other period or restriction as may be applicable for a given Award, the Performance Shares or Performance Units in question will vest (to the extent applicable and to the extent permissible under Section 162(m) of the Code) or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

              (d) Rules Applicable to Other Stock-Based Awards. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during any period or restriction as may be applicable for a given Award, the Other Stock- Based Awards in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                                  ARTICLE XIII

                    NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS

         13.1 Stock Options. The terms of this Article XIII shall apply only to Stock Options granted to Non-Employee Directors.

         13.2 Grants. Without further action by the Board or the stockholders of the Company, each Non-Employee Director shall, subject to the terms of the Plan, be granted:

              (a) Stock Options to purchase 20,000 shares of Common Stock as of the date the Non-Employee Director begins service as a Non-Employee Director on the Board; and

              (b) In addition to Stock Options granted pursuant to (a) above, Stock Options to purchase 2,000 shares of Common Stock as of the first day of the month following the annual meeting of stockholders of the Company, provided he or she has not, as of such day, experienced a Termination of Directorship.

         13.3 Non-Qualified Stock Options. Stock Options granted under this
Article XIII shall be Non-Qualified Stock Options.

         13.4 Terms of Stock Options. Stock Options granted under this Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

              (a) Stock Option Price. The Stock Option price per share of Common Stock purchasable under a Stock Option shall be determined by the Board at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant.

              (b) Stock Option Term. The term of each Stock Option shall be 5 years.

              (c) Exercisability. (i) Stock Options granted to Non-Employee Directors pursuant to Section 13.2(a) shall vest and become exercisable as follows:

         Stock Options to purchase 4,000 shares of Common Stock shall be exercisable on or after the later of (A) 6 months and one day after the date of grant or (B) the Effective Date;

         Stock Options to purchase 4,000 shares of Common Stock shall be exercisable on or after the first anniversary of the date that is 6 months and one day after the date of grant.

         Stock Options to purchase 4,000 shares of Common Stock shall be exercisable on or after the second anniversary of the date that is 6 months and one day after the date of grant.

         Stock Options to purchase 4,000 shares of Common Stock shall be exercisable on or after the third anniversary of the date that is 6 months and one day after the date of grant.

         Stock Options to purchase 4,000 shares of Common Stock shall be exercisable on or after the fourth anniversary of the date that is 6 months and one day after the date of grant.

              (ii) Stock Options granted to Non-Employee Directors pursuant to
         Section 13.2(b) shall be exercisable on or after the later of (A) 6 months and one day after the date of grant or (B) the Effective Date.

              (d) Method of Exercise. Subject to whatever waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the Company; (ii) if the Common Stock is traded on a national securities exchange, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) such other arrangement for the satisfaction of the purchase price, as the Board may accept. If and to the extent determined by the Board in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned by the Participant for at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date. No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for.

              (e) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, a Stock Option shall be evidenced by such form of agreement or grant as is approved by the Board, and the Board may modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent).

         13.5 Termination of Directorship. The following rules apply with regard to Stock Options upon the Termination of Directorship:

              (a) Termination of Directorship by Reason of Death, Disability or Otherwise Ceasing to be a Director. Except as otherwise provided herein, upon the Termination of Directorship by reason of death, Disability, resignation, failure to stand for reelection or failure to be reelected or otherwise, all outstanding Stock Options exercisable and not exercised shall remain exercisable by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

              (b) Cancellation of Options. Except as provided in (a) above, no Stock Options that were not exercisable as of the date of Termination of Directorship shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Stock Options shall terminate and become null and void upon a Termination of

         Directorship. If a Non-Employee Director's Termination of Directorship is for Cause, all Stock Options held by the Non-Employee Director shall thereupon terminate and expire as of the date of termination.

         13.6 Acceleration of Exercisability. All Stock Options granted to Non-Employee Directors and not previously exercisable shall become fully exercisable immediately upon a Change in Control (as defined herein). For this purpose, a "Change in Control" shall be deemed to have occurred upon:

              (a) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(1) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 80% of the combined voting power of the then outstanding voting securities of Company entitled to vote generally in the election of directors, including, but not limited to, by merger, consolidation or similar corporate transaction or by purchase; excluding, however, the following: (x) any acquisition by the Company, any Subsidiary or any Parent, or (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or any Parent; or

              (b) the approval of the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of more than 80% of the gross assets of the Company and its Subsidiaries and Parent (if any) on a consolidated basis (determined under generally accepted accounting principles in accordance with prior practice); excluding, however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 20% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by the individuals and entities who were beneficial owners of the outstanding shares of Common Stock immediately prior to such sale or other disposition, (y) no person (other than the Company, its Subsidiaries and Parent (if any), and any employee benefit plan (or related trust) of the Company, any Subsidiary or any Parent or such corporation or any person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding shares of Common Stock) will beneficially own, directly or indirectly 20% or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election or directors, and (z) individuals who were members of the incumbent board immediately prior to the sale or other disposition will constitute at least a majority of the members of the board of directors of such corporation.

         13.7 Changes.

              (a) The Awards to a Non-Employee Director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 13.7, but shall not be subject to Section 4.2(d).

              (b) If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Stock Options or substitutes new Stock Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Stock Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Stock Options shall expire without additional compensation to the holder thereof; provided, that, the Board shall deliver notice to each Non-Employee Director at least 30 days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Stock Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full, effective as of such consummation, all Stock Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Stock Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a 90 day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.

                                  ARTICLE XIV

                          CHANGE IN CONTROL PROVISIONS

         14.1 Benefits. In the event of a Change in Control of the Company, except as otherwise provided by the Committee upon the grant of an Award and except as provided in Section 13.6 of this Plan with regard to Non-Employee Directors, the Participant shall be entitled to the following benefits:

              (a) Except to the extent provided in the applicable Award agreement, the Participant's employment agreement with the Company or an Affiliate, as approved by the Committee, or other written agreement approved by the Committee (as such agreement may be amended from time to time), (i) Awards granted and not previously exercisable shall not become exercisable upon a Change in Control, (ii) restrictions to which any shares of Restricted Stock granted prior to the Change in Control are subject shall not lapse upon a Change in Control, and (iii) the conditions required for vesting of any unvested Performance Units and/or Performance Shares shall not be deemed to be satisfied upon a Change in Control.

              (b) The Committee, in its sole discretion, may provide for the purchase of any Stock Option by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 14.1, Change in Control Price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

              (c) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time a Stock Option is granted hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Stock Options if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Stock Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted stock option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

              (i) the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within 30 days of the Change in Control;

              (ii) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Stock Option, including, but not limited to, an identical or better exercise schedule; and

              (iii) the Alternative Option must have economic value substantially equivalent to the value of such Stock Option (determined at the time of the Change in Control).

         For purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation ss. 1.425-1 (and any amendments thereto).

              (d) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award or accelerated lapsing of restrictions on shares of Restricted Stock at any time.

         14.2 Change in Control. A "Change in Control" shall have the meaning specified in the applicable Award Agreement, the Participant's employment agreement with the Company or an Affiliate, as approved by the Committee, or other written agreement approved by the Committee (as such agreement may be amended from time to time).

                                   ARTICLE XV

                        TERMINATION OR AMENDMENT OF PLAN

         Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XVII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the shareholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees or Consultants eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (v) extend the maximum option period under Section 6.3; (vi) materially alter the Performance Criteria for the Award of Restricted Stock, Performance Units or Performance Shares as set forth in Exhibit A; or (vii) require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Stock Option or Stock Appreciation Right, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

         The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                   ARTICLE XVI

                                  UNFUNDED PLAN

         16.1 Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                  ARTICLE XVII

                               GENERAL PROVISIONS

         17.1 Legend. The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

         All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities association system upon whose system the Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         17.2 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         17.3 No Right to Employment/Consultancy. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or Consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant is retained to terminate his employment or Consultancy at any time.

         17.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company.

         Any such withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

         17.5 Listing and Other Conditions.

              (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

              (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

              (c) Upon termination of any period of suspension under this
         Section 17.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

         17.6 Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

         17.7 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

         17.8 Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

         17.9 Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

         17.10 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

         17.11 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

         17.12 Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

         17.13 Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

         17.14 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

                                  ARTICLE XVIII

                             EFFECTIVE DATE OF PLAN

         The Plan ORIGINALLY BECAME EFFECTIVE ON AUGUST 10, 1998 AND THE AMENDMENTS CONTAINED HEREIN shall become effective ON APRIL __, 2002, subject to the approval of the COMPANY'S stockholders TO the EXTENT AND in the MANNER provided BY APPLICABLE LAW.

                                   ARTICLE XIX

                                  TERM OF PLAN

         No Award shall be granted pursuant to this Plan on or after the tenth anniversary of the earlier of the date this Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                    EXHIBIT A

                              PERFORMANCE CRITERIA

         Performance Goals established for purposes of conditioning the grant of an Award of Restricted Stock based on performance or the vesting of performance-based Awards of Restricted Stock, Performance Units and/or Performance Shares shall be based on one or more of the following performance criteria ("Performance Criteria"): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, funds from operation of real estate investments or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after- tax or pre-tax return on stockholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company's common stock; and (x) the growth in the value of an investment in the Company's common stock assuming the reinvestment of dividends. For purposes of item (i) above, "extraordinary items" shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

         In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Code Section 162(m), but only to the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

                         INSIGNIA FINANCIAL GROUP, INC.


                         ANNUAL MEETING OF STOCKHOLDERS


                               PROSKAUER ROSE LLP
                                  1585 BROADWAY
                                   26TH FLOOR
                               NEW YORK, NEW YORK


                                  MAY 15, 2002
                                    9:00 A.M.







                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------

                         INSIGNIA FINANCIAL GROUP, INC
      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
              FOR ANNUAL MEETING OF STOCKHOLDERS -- MAY 15, 2002

The undersigned stockholder of Insignia Financial Group, Inc. (the "Company") hereby appoints Andrew L. Farkas and Adam B. Gilbert, and each of them, proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 15, 2002, beginning at 9:00 a.m., local time, at Proskauer Rose LLP, 1585 Broadway, 26th Floor, New York, New York 10036 and at any postponement or adjournment thereof, the number of votes which the undersigned would be entitled to cast if personally present:

(1) Election of Directors

                 [ ] FOR                     [ ] WITHHOLD AUTHORITY
      both nominees listed below (except
      as marked to the contrary below)

                       Alan C. Froggatt   Robert G. Koen

INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, DRAW A
               LINE THROUGH OR STRIKE OUT THAT NOMINEE'S NAME WHERE SET FORTH ABOVE.

(2)   Proposal to amend the Insignia Financial Group, Inc. 1998 Stock Incentive
      Plan

         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

(3) Proposal to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2002

         [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

(4) To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof all as more particularly described in the Proxy Statement dated April 15, 2002, relating to such meeting, receipt of which is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND PROPOSAL 3.



                                      Dated ----------------------- , 2002



                                      -----------------------------------------

                                      -----------------------------------------
                                           Signature(s) of Stockholder(s)



                                      -----------------------------------------

                                      -----------------------------------------
                                            Print Name(s) of Stockholder(s)

                                      Please sign your name exactly as it
                                      appears hereon. Joint owners must each
                                      sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon.